      As filed with the Securities and Exchange Commission on February 28, 1997
                                Securities Act Of 1933 Registration No. 2-59895
                      Investment Company Act of 1940 Registration No. 811-02773

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [   ]
                        Pre-Effective Amendment No. _____              [   ]
                        Post-Effective Amendment No. 30                [ X ]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [   ]
                                Amendment No. 28                       [ X ]

--------------------------------------------------------------------------------

                               THE GATEWAY TRUST
                       400 TechneCenter Drive, Suite 220
                              Milford, Ohio 45150
                        Telephone Number (513) 248-2700

--------------------------------------------------------------------------------

    Agent for Service:                    Copy to:
    WALTER G. SALL                        Donald S. Mendelsohn, Esq..
    400 TechneCenter Drive, Suite 220     Brown, Cummins & Brown Co. L.P.A.
    Milford, Ohio 45150                   441 Vine Street
                                          Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check the appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [X] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

The Gateway Trust has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Form 24F-2 for the fiscal year of the Registrant ended December 31, 1996 was filed on February 28, 1997.

                               THE GATEWAY TRUST
                            Registration No. 2-59859
                      Registration Statement on Form N-1A
                             Cross Reference Sheet

                                               Section in the Combined
                                               Prospectus of the Gateway Index
                                               Plus, Mid Cap Index and Small              Section in the Cincinnati Fund
Form N-1A Item                                 Cap Index Funds                            Prospectus
-----------------------------------------------------------------------------------------------------------------------------------
Item 1 - Cover Page                            - Cover Page                               - Cover Page

Item 2 - Synopsis                              - Fees and Expenses                        - Fees and Expenses
                                               - Table of Contents                        - Table of Contents

Item 3 - Condensed Financial Information       - Financial Highlights                     - Financial Highlights
                                               - Gateway Performance                      - Performance and Risk Information

Item 4 - General Description                   - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Investment Practices                     - Investment Practices
                                               - Investment Restrictions                  - Investment Restrictions

Item 5 - Management of the Fund                - General Information about Gateway        - General Information about Gateway
                                               - About the Investment Manager             - About the Investment Manager

Item 5A - Management's Discussion              - Gateway Performance                      - Performance and Risk Information
of Fund Performance

Item 6 - Capital Stock                         - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Dividends and Distribution               - Dividends and Distribution
                                               - Taxes                                    - Taxes

Item 7 - Purchase of Securities                - How to Open a Gateway Account            - How to Open a Gateway Account
                                               - How to Buy Additional Shares             - How to Buy Additional Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information
                                               - How Fund Shares are Priced               - How Fund Shares are Priced

Item 8 - Redemption                            - How to Sell Shares                       - How to Sell Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information

Item 9 - Pending Legal Proceedings             - Not Applicable                           - Not Applicable




                                              Section in Combined Statement of
                                              Additional Information of the Gateway
                                              Index Plus, Gateway Mid Cap Index and     Section in Cincinnati Fund Statement of
Form N-1A Item                                Gateway Small Cap Index Funds             Additional Information
----------------------------------------------------------------------------------------------------------------------------------
Item 10 - Cover Page                          - Cover Page                              - Cover Page

Item 11 - Table of Contents                   - Table of Contents                       - Table of Contents

Item 12 - General Information and History     - Introduction                            - Introduction

Item 13 - Investment Objectives and Policies  - Investment Objectives and Practices     - Information about Investment Practices
                                              - Option Transactions                     and Restrictions
                                              - Investment Practices, Risks and         - Schedule A
                                              Restrictions
                                              - Schedules A, B, and C

Item 14 - Management of the Fund              - Trustees and Officers of the Trust      - Trustees and Officers of the Trust

Item 15 - Control Persons and Principal       - Trustees and Officers of the Trust      - Trustees and Officers of the Trust
Holders of Securities                         - Principal Holders of Fund Shares        - Principal Holders of Fund Shares

Item 16 - Investment Advisory and Other       - Investment Advisory and Other           - Investment Advisory and Other
Services                                      Services                                  Services
                                              - Independent Public Accountants and      - Independent Public Accountants and
                                              Financial Statements                      Financial Statements

Item 17 - Brokerage Allocation and Other      - Brokerage                               - Brokerage
Practices

Item 18 - Capital Stock and Other Securities  - Not Applicable                          - Not Applicable

Item 19 - Purchase, Redemption, and Pricing   - Shareholder Services                    - Shareholder Services
of Securities                                 - Additional Purchase and Redemption      - Additional Purchase and Redemption
                                              Information                               Information

Item 20 - Tax Status                          - Additional Tax Matters                  - Additional Tax Matters

Item 21 - Underwriters                        - Not Applicable                          - Not Applicable

Item 22 - Calculation Of Performance Data     - Performance and Risk Information        - Performance and Risk Information
                                              - Schedule D

Item 23 - Financial Statements                - Independent Public Accountants and      - Independent Public Accountants and
                                              Financial Statements                      Financial Statements

PROSPECTUS

May 1, 1997


GATEWAY INDEX PLUS FUND

       The Index Plus Fund seeks a high total return at a reduced level of risk. The Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.


       The Fund invests in the 100 stocks included in the S&P 100 Stock Index. The Fund's portfolio duplicates the composition of the S&P 100 Index. The Fund also sells call options on the S&P 100 Index and, as the seller, receives cash from the purchasers of the options. By selling index options, the Fund attempts to earn a greater total return over the long term than it would earn by investing only in the stocks in the S&P 100 Index. Selling call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a significant market decline in a short period of time. The value of a put option generally increases as stock prices decrease.


GATEWAY MID CAP INDEX FUND

       The Mid Cap Index Fund, designed for a more aggressive investor, seeks long-term growth of capital with a secondary objective of conserving principal. The Fund invests in the 400 stocks included in the S&P MidCap 400 Index. The Fund's portfolio generally parallels the composition of the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of 400 companies with a median market capitalization of approximately $1.9 billion, selected to reflect the stock price performance of companies in the middle capitalization range. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

GATEWAY SMALL CAP INDEX FUND

       The Small Cap Index Fund, also designed for a more aggressive investor, seeks long-term growth of capital. The Fund invests in the 250 stocks included in the Wilshire Small Cap Index. The Fund's portfolio generally parallels the composition of the Wilshire Small Cap Index. The Wilshire Small Cap Index consists of the common stock of 250 companies with a median market capitalization of approximately $676 million, selected to reflect the general characteristics and performance profile of small companies. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

RISK FACTORS RELATED TO INDEX OPTION TRANSACTIONS

       Option transactions on securities indexes involve risks not generally associated with investments in stocks. The sale of call options limits a fund's opportunity to profit from an increase in the market value of the underlying index. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The use of options to protect a fund's portfolio will not fully protect the fund against declines in the value of its portfolio. A fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Unusual market conditions, the lack of a ready market for any particular option at a specific time, or restrictions imposed by regulatory agencies may adversely affect a fund's hedging strategy. Additional information about various risk factors and each fund's investment practices, strategies and restrictions is located on pages XX through XX of the Prospectus.

THE GATEWAY FAMILY OF MUTUAL FUNDS


       Each fund is a series of The Gateway Trust ("Trust)". This Prospectus sets forth concisely the information about the funds that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission ("SEC") and is included in the Statement of Additional Information of The Gateway Trust dated May 1, 1997. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the funds or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211, (800) 354-6339. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


FEES AND EXPENSES                        ___    All Gateway funds are 100% no-load.  There are no sales charges, 12b-1 fees, redemption fees, or annual account charges when you invest in a
                                                Gateway fund.

FINANCIAL HIGHLIGHTS                     ___    Tables displaying financial information for each fund.

HOW TO OPEN A GATEWAY ACCOUNT            ___    New investors can open an account by mail or by telephone.

HOW TO PURCHASE ADDITIONAL SHARES        ___    Shares may be purchased by check, by wire transfer, or by automatic withdrawals from your bank account.

HOW TO REDEEM SHARES                     ___    Redemption requests can be made by mail or by telephone.

ADDITIONAL SHAREHOLDER INFORMATION       ___    Additional information about buying and selling shares.

GATEWAY PERFORMANCE                      ___    Total return information.

EXPLANATION OF INVESTMENT TERMS          ___    Dictionary of investment terms.

INDEX PLUS FUND INFORMATION              ___    Graphs and tables showing fund performance, risk/reward and top ten holdings for the Index Plus Fund.

MID CAP INDEX FUND INFORMATION           ___    Graph and tables showing fund performance and top ten holdings for the
                                                Mid Cap Index Fund.

SMALL CAP INDEX FUND INFORMATION         ___    Graph and tables showing fund performance and top ten holdings for the
                                                Small Cap Index Fund.

PORTFOLIO MANAGER PROFILE                ___    Profiles of the portfolio manager.

DIVIDENDS AND DISTRIBUTIONS              ___    Investors may reinvest their dividends and distributions at no charge.

ABOUT THE INVESTMENT ADVISER             ___    Gateway Investment Advisers, L.P. provides investment advisory services to each fund.

HOW FUND SHARES ARE PRICED               ___    Fund share prices are available 24 hours a day by calling (800) 354-6339.

TAXES                                    ___    Tax information will be reported to you on Form 1099.

INVESTMENT PRACTICES                     ___    An explanation of the investment practices, risk factors and strategies employed by each fund.

INVESTMENT RESTRICTIONS                  ___    Each fund has adopted certain investment restrictions.

GENERAL INFORMATION/THE GATEWAY TRUST    ___    Additional information on The Gateway Trust and its Trustees.

FEES AND EXPENSES

THE GATEWAY FAMILY OF MUTUAL FUNDS IS 100% NO-LOAD. YOU DO NOT PAY ANY SALES CHARGES WHEN YOU INVEST IN A GATEWAY FUND.

SHAREHOLDER TRANSACTION EXPENSES

     The Gateway family of funds does not charge a fee for purchases, exchanges, or redemptions. All Gateway funds are 100% no-load.

                                              Index       Mid Cap      Small Cap
          Shareholder Transaction Expenses  Plus Fund   Index Fund    Index Fund
          --------------------------------  ---------   ----------    ----------
          Maximum Sales Load on Purchase       None        None          None
          Maximum Sales Load on
               Reinvested Dividends            None        None          None
          Deferred Sales Load                  None        None          None
          Redemption Fees                      None        None          None
          Exchange Fee                         None        None          None

       The custodian for the Gateway funds charges $10 for each wire transfer.

FUND OPERATING EXPENSES

       Annual fund operating expenses are paid from a fund's assets. Each fund pays an advisory fee to Gateway Investment Advisers, L.P. (the "Adviser"). Each fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. A fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The numbers in the following table are calculated as percentages of average net assets.


                                                         Index       Mid Cap     Small Cap
          Annual Fund Operating Expenses               Plus Fund   Index Fund   Index Fund
          ------------------------------               ---------   ----------   ----------
          Advisory Fees (after waiver)                    .71%        .00%          .00%
          12b-1 Fees                                      .00         .00           .00
          Other Expenses  (after reimbursements)          .43%       2.00%         1.50%
          Total Fund Operating Expenses (after           1.14%       2.00%         1.50%
          waiver and reimbursements)
          (The Fund's Expense Ratio)

EXAMPLE

       Assume that each fund's annual return is 5% and its operating expenses are exactly as previously described in the Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                       Index Plus    Mid Cap        Small Cap
                          Fund      Index Fund     Index Fund
                          ----      ----------     ----------
          1 year           $12         $20             $15
          3 years           37          63              47
          5 years           64         108              82
          10 years         140         233             179


       The purpose of these tables is to assist you in understanding the direct and indirect costs and expenses you will bear as a fund shareholder.


Waiver of 1996 Advisory Fee and Expense Reimbursements for Mid Cap Index Fund. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets. Any contractual waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. In addition, the Adviser has voluntarily agreed to reimburse expenses to the extent required (after giving full effect to the fee waiver) to maintain the Fund's expense ratio at 2.00%. The Fund's actual expense ratio for 1996 was
2.00. Absent the waiver and voluntary reimbursements, the advisory fees and operating expenses of the Fund in 1996 would have been 0.90% and 3.19%, respectively.

Waiver of 1996 Advisory Fee for Small Cap Index Fund. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. In addition, the Adviser has voluntarily agreed to waive any remaining advisory fees to the extent the Fund's expense ratio exceeds 1.50%. The Adviser waived all of its advisory fees in 1996. The actual advisory fees and total fund operating expenses of the Fund in 1996 were 0.00% and 1.50%, respectively. Absent the waiver, the advisory fees and total fund operating expenses of the Fund in 1996 would have been 0.90% and 2.40%, respectively.

FINANCIAL HIGHLIGHTS


       The following condensed financial information for the seven years ended December 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants. Other independent public accountants audited the condensed financial information for the years ended December 31, 1987 through December 31, 1989. The audit report on the 1996 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1996 financial statements is incorporated by reference in the SAI and is available from the Trust. The presentation is for a share outstanding throughout each period.


GATEWAY INDEX PLUS FUND                                              Year Ended December 31,
                                 ------------------------------------------------------------------------------------------------
                                   1996     1995(3)   1994      1993      1992     1991      1990      1989      1988     1987
                                 ------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                      $16.91    $15.48   $15.85    $15.51    $15.24   $13.64    $15.49    $13.67    $11.60   $14.63
                                  ------    ------   ------    ------    ------   ------    ------    ------    ------   ------
Net investment income               0.21      0.24     0.26      0.26      0.27     0.31      0.41      0.33      0.23     0.27
Net gains (losses) on
   securities                       1.56      1.46     0.61      0.88      0.51     2.10      1.15      2.29      2.05    (1.05)
                                  ------    ------   ------    ------    ------   ------    ------    ------    ------   ------
   Total from investment
      operations                    1.77      1.70     0.87      1.14      0.78     2.41      1.56      2.62      2.28    (0.78)
                                  ------    ------   ------    ------    ------   ------    ------    ------    ------   ------

Dividends from net investment
   income                          (0.20)    (0.24)   (0.27)    (0.26)    (0.28)   (0.30)    (0.41)    (0.37)    (0.21)   (0.33)
Distributions from capital
   gains                            0.00      0.00    (0.86)    (0.47)    (0.23)   (0.51)    (3.00)    (0.35)     0.00    (0.28)
Distributions in excess of
   realized capital gains           0.00     (0.03)   (0.11)    (0.07)     0.00     0.00      0.00      0.00      0.00     0.00
Returns of capital                  0.00      0.00     0.00      0.00      0.00     0.00      0.00     (0.08)     0.00    (1.64)
                                  ------    ------   ------    ------    ------   ------    ------    ------    ------   ------
   Total distributions             (0.20)    (0.27)   (1.24)    (0.80)    (0.51)   (0.81)    (3.41)    (0.80)    (0.21)   (2.25)
                                  ------    ------   ------    ------    ------   ------    ------    ------    ------   ------

Net asset value, end of period    $18.48    $16.91   $15.48    $15.85    $15.51   $15.24    $13.64    $15.49    $13.67   $11.60
                                  ======    ======   ======    ======    ======   ======    ======    ======    ======   ======

TOTAL RETURN                       10.53%    11.04%    5.57%     7.40%     5.15%   17.80%    10.32%    19.45%    19.76%   (5.65%)

Net assets, end of period
   (millions)                    $194.36   $176.22  $164.65   $207.18   $212.95   $81.37    $38.08    $31.51    $27.33   $27.35
Ratio of expenses to average
   net assets (1)                   1.14%     1.19%    1.21%     1.11%     1.11%    1.22%     1.34%     1.40%     2.08%    1.48%
Ratio of net investment income
   to average net assets (1)        1.18%     1.51%    1.54%     1.58%     1.96%    2.17%     2.59%     2.21%     1.75%    1.83%
Portfolio turnover rate               17%        5%       4%       17%       15%      31%       79%       30%       10%     175%
Average commission per share      $0.0335     -- (4)    -- (4)    -- (4)   -- (4)    -- (4)    -- (4)    -- (4)    -- (4)   -- (4)
----------------------------------------------------------------------------------------------------------------------------------


     Additional information about the performance of each Gateway fund is contained in 1996 Annual Reports to shareholders of the Gateway funds. Annual Reports for 1996 may be obtained without charge by writing THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211 or by calling
     (800) 354-6339.

GATEWAY MID CAP INDEX FUND                           Year Ended     Year Ended      Year Ended       Year Ended    From 9/30/92 to
                                                      12/31/96     12/31/95 (3)      12/31/94         12/31/93      12/31/92 (2)
                                                    ------------------------------------------------------------------------------
Net asset value, beginning of period                   $11.61         $ 9.58          $10.16           $10.04          $10.00
                                                       ------         ------          ------           ------          ------
Net investment income                                   (0.02)          0.03            0.08             0.11            0.03
Net gains (losses) on securities                         1.80           2.43           (0.60)            0.41            0.04
                                                       ------         ------          ------           ------          ------
     Total from investment operations                    1.78           2.46           (0.52)            0.52            0.07
                                                       ------         ------          ------           ------          ------

Dividends from net investment income                     0.00          (0.06)          (0.05)           (0.11)          (0.03)
Distributions from capital gains                        (0.61)         (0.37)          (0.01)           (0.29)           0.00
                                                       ------         ------          ------           ------          ------
     Total distributions                                (0.61)         (0.43)          (0.06)           (0.40)          (0.03)
                                                       ------         ------          ------           ------          ------
Net asset value, end of period                         $12.78         $11.61          $ 9.58           $10.16          $10.04
                                                       ------         ------          ------           ------          ------

TOTAL RETURN                                            15.33%         25.68%          (5.12%)           5.18%           0.70%(2)

Net assets, end of period  (millions)                  $ 6.29         $ 5.69          $ 6.59           $10.46          $10.69
Ratio of net expenses to average net assets (1)          2.00%          1.98%           1.50%            1.50%           1.50%
Ratio of net investment income to average
   net assets (1)                                       (0.25%)         0.05%           0.59%            1.06%           1.39%

Portfolio turnover rate                                    14%            18%              8%             105%              0%(2)
Average commission per share                           $0.0355           -- (4)          -- (4)           -- (4)          -- (4)
==================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
GATEWAY SMALL CAP INDEX FUND                                  Year Ended       Year Ended       Year Ended     From 6/16/93 to
                                                               12/31/96        12/31/95(3)       12/31/94       12/31/93 (2)
                                                          ---------------------------------------------------------------------
Net asset value, beginning of period                            $11.05           $ 9.63           $10.35          $10.00
                                                                ------           ------           ------          ------
Net investment income (loss)                                      0.01             0.03            (0.02)           0.04
Net gains (losses) on securities                                  1.87             2.07           ( 0.60)           0.61
                                                                ------           ------           ------          ------
     Total from investment operations                             1.88             2.10           ( 0.62)           0.65
                                                                ------           ------           ------          ------

Dividends from net investment income                             (0.01)           (0.01)           (0.00)          (0.04)
Distributions from capital gains                                 (0.86)           (0.67)           (0.10)          (0.26)
                                                                ------           ------           ------          ------
     Total distributions                                         (0.87)           (0.68)           (0.10)          (0.30)
                                                                ------           ------           ------          ------
Net asset value, end of period                                  $12.06           $11.05           $ 9.63          $10.35
                                                                ------           ------           ------          ------

TOTAL RETURN                                                     17.04%           21.81%           (5.99%)          6.50%(2)

Net assets, end of period  (millions)                           $10.92            $9.42           $ 9.66          $13.00
Ratio of net expenses to average net assets (1)                   1.50%            1.68%            2.00%           1.92%
Ratio of net investment income (loss) to
   average net assets (1)                                         0.03%            0.09%           (0.14%)          0.98%
Portfolio turnover rate                                             20%              20%              39%              3%(2)
Average commission per share                                    $0.0371             -- (4)           -- (4)          -- (4)
===============================================================================================================================


(1) The ratios of expenses to average net assets would have increased and net investment income (loss) to average net assets would have decreased (increased) by the following amounts had the Adviser not voluntarily reimbursed expenses: 0.13% for the Index Plus Fund in 1988; 0.02% for the Mid Cap Index Fund in 1995; and 0.08% for the Small Cap Index Fund in 1993.

(2) Operations of the Mid Cap Index Fund and Small Cap Index Fund commenced on September 30, 1992 and June 16, 1993, respectively. The expense and net income ratios and portfolio turnover rates in those initial years have been annualized. The total returns in those initial years have not been annualized.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the funds.

(4) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

HOW TO OPEN A GATEWAY ACCOUNT

GATEWAY FUNDS ARE AVAILABLE FOR INDIVIDUALS, IRAS, TRUSTS, AND PENSION PLANS.

OPENING A NEW ACCOUNT


       You may open an account by mail or by telephone. Generally, the minimum initial investment is $1,000 (or $500 for an IRA account) in any fund. At its discretion, the Trust may waive these minimums for investments made by employer-sponsored qualified retirement plans or through automatic investment programs. No sales commission is charged by the Gateway funds for purchases or redemptions of fund shares. Your purchase will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page x.)

       After your purchase you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.


BY MAIL

       To open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in each Gateway fund. When you have completed the application, please mail it to:
THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

       Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE


         To open your account by telephone, you must wire your investment to The Gateway Trust. See Page X for additional information about wire transfers and telephone instructions. Please call Gateway shareholder services at (800) 354-6339 for instructions.


OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA

         To open a new IRA in a Gateway fund, please call Gateway shareholder services at (800) 354-6339 to obtain an IRA Account Application and an IRA Investment Kit. To transfer an existing IRA from a bank or other mutual fund to your Gateway IRA, you must complete an IRA Transfer Form which is included in the IRA Investment Kit, in addition to an IRA Account Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k) plan, please call Gateway shareholder services at (800) 354-6339 for instructions. GATEWAY IRAS ARE FREE OF ANY ANNUAL CHARGES OR TRANSACTION FEES.

OPENING A TRUST/PENSION PLAN ACCOUNT

       To open a trust account in a Gateway fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in a Gateway fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT

       To open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor's social security number.

HOW TO PURCHASE ADDITIONAL SHARES

THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100.

       You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment in any fund is $100. Your purchase will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page x.)

       After each purchase you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.

BY MAIL

       The most common way of purchasing additional shares in a Gateway fund is by mail. Please send your check or money order and an Additional Investment Form in a prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report and periodic newsletter sent to you. Please make all checks or money orders payable to THE GATEWAY TRUST and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.


BY TELEPHONE


       To avoid any mail delay, you may purchase additional shares by wire. Please call Gateway shareholder services at (800) 354-6339 to arrange a purchase by wire. You must then instruct your financial institution to wire funds to:

       THE GATEWAY TRUST, C/O STAR BANK, N.A.
       ABA #042-0000-13
       CINCINNATI, OHIO
       YOUR NAME
       YOUR GATEWAY ACCOUNT NO. XXXXX
       THE GATEWAY FUND(S) IN WHICH YOU WISH TO INVEST.


       See Page X for additional information about wire transfers and telephone instructions.


BY AUTOMATIC INVESTMENT PROGRAM

       Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, funds are electronically transferred from your bank account into your Gateway account and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. THE AUTOMATIC INVESTMENT PROGRAM IS FREE OF CHARGE. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND

       To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-6339 for instructions. The exchange will be based on the closing prices for the funds involved in the exchange as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page x.)


       The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges. You will receive advance written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

HOW TO REDEEM SHARES

INVESTORS MAY REDEEM SHARES BY WRITING OR CALLING GATEWAY.

       You may redeem shares from your Gateway account at any time by choosing one of the following options. Your redemption will be based on the closing share price of the fund as next determined after your request is received in good order. (See "How Fund Shares Are Priced" on page x.)

       The proceeds from your redemption will be mailed or wired, depending on the method of redemption and your instructions. Normally the proceeds will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days.

BY MAIL


       Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.


       Each redemption request should include a letter of instruction, specify the fund and the number of fund shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.

       A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE

       Unless you have declined telephone exchange and/or redemption privileges, you may redeem your shares by calling Gateway shareholder services at (800) 354-6339. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.

SYSTEMATIC WITHDRAWAL PROGRAM

       If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

       See Page X for additional information about redemptions and telephone instructions.

ADDITIONAL SHAREHOLDER INFORMATION

FEES CHARGED BY YOUR BROKER OR BANK

       If you buy or sell shares of a Gateway fund through a broker, the broker may charge you additional fees and expenses. If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to a Gateway fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may charge you for receiving a wire transfer of redemption proceeds.

ADDITIONAL IRA INFORMATION

       For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-6339. More detailed information about transfers to and distributions from an IRA is set forth in the SAI.


TELEPHONE TRANSACTIONS

       The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Gateway funds have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.

AUTOMATIC REDEMPTIONS BY THE TRUST

       The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may also be automatically redeemed if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period. The Trustees of The Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

ADDITIONAL REDEMPTION INFORMATION

       Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

GATEWAY PERFORMANCE

GATEWAY HAS BECOME AN INDUSTRY LEADER IN PROVIDING PROSPECTIVE INVESTORS AND EXISTING SHAREHOLDERS WITH COMPLETE INFORMATION ON ITS NO-LOAD FUNDS.


       It is important for you to understand completely the risks as well as the potential rewards of each Gateway fund before investing. The tables and graphs appearing in this section of this Prospectus are designed to help you understand these risks and rewards and should be studied carefully. A brief description of each table and graph, as well as its significance, is included on the following pages. For a more complete explanation see the SAI.


YEAR-BY-YEAR TOTAL RETURNS SINCE INCEPTION


                Index      Mid Cap Index   Small Cap Index         S&P 500         Lehman Gov't/Corp
              Plus Fund         Fund             Fund            Stock Index           Bond Index
              ---------         ----             ----            -----------           ----------
1996            10.53%         15.33%           17.04%              22.96%                2.91%
1995            11.04          25.68            21.81               37.58                19.24
1994             5.57          (5.12)           (5.99)               1.32                (3.52)
1993             7.40           5.18             6.50**             10.08                11.02
1992             5.15           0.70*                                7.62                 7.58
1991            17.80                                               30.47                16.13
1990            10.32                                               (3.11)                8.28
1989            19.45                                               31.69                14.23
1988            19.76                                               16.52                 7.58
1987            (5.65)                                               5.05                 2.29
1986            12.69                                               18.51                15.62
1985            15.89                                               31.57                21.30
1984             4.04                                                6.10                15.02
1983            14.80                                               22.47                 8.00
1982             9.46                                               21.40                31.09
1981             4.59                                               (5.05)                7.26
1980            16.50                                               32.33                 3.06
1979            15.37                                               18.20                 2.30
1978             5.90                                                6.40                 1.19


*September 30, 1992 to December 31,1992
**June 16, 1993 to December 31, 1993

COMPARATIVE PERFORMANCE INFORMATION

       Each Gateway fund may compare its performance to various indexes, such as the S&P 500 Index. Each Gateway fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

                                           AVERAGE ANNUAL TOTAL RETURNS*                         CUMULATIVE TOTAL RETURNS*
                               ---------------------------------------------------    ----------------------------------------------
                                 1 YEAR       3 YEARS       5 YEARS     10 YEARS       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                               ---------------------------------------------------    ----------------------------------------------
Gateway Index Plus                10.53%        9.02%        7.91%         9.88%        10.53%     29.56%      46.32%      156.63%
Gateway Mid Cap Index             15.33        11.21          N/A          N/A          15.33      37.53        N/A          N/A
Gateway Small Cap Index           17.04        10.25          N/A          N/A          17.04      34.03        N/A          N/A

S&P 100 Index                     25.54        21.75         16.26        15.35         25.54      80.46      112.41       317.06
S&P MidCap 400 Index              19.20        14.59          N/A          N/A          19.20      50.49        N/A          N/A
Wilshire Small Cap Index          19.97         N/A           N/A          N/A          19.97       N/A         N/A          N/A
S&P 500 Index                     22.96        19.67         15.22        15.26         22.96      71.40      103.05       313.76
Lehman Gov't/Corp Bond Index       2.91         5.79          7.18         8.38          2.91      18.39       41.44       123.71
Consumer Price Index               3.59         2.93          2.89         3.70          3.59       9.06       15.30        43.86


* For periods ended December 31, 1996

EXPLANATION OF INVESTMENT TERMS


Total return is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions. A cumulative total return reflects actual performance over a stated period of time.

An average annual total return is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Standard deviation is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.

Beta is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.


Risk of an investment is very important for investors to understand. The Trustees of The Gateway Trust are concerned that some investors may purchase mutual funds without an appreciation for the risk they have assumed. The tables and charts presented in this prospectus measure risk in four ways: beta, standard deviation, number of negative periods experienced by the fund, and the worst total return in one of those periods. Each measure of risk is described more fully in the SAI.

The S&P 100 Index is an unmanaged index of 100 common stocks with a market capitalization range of $949 million to $170 billion.

The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.


The S&P 500 Index is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.


The S&P MidCap 400 Index is an unmanaged index of 400 common stocks with a market capitalization range of $143 million to $7.1 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.

The Wilshire Small Cap Index is an unmanaged index of 250 common stocks with a market capitalization range of $51 million to $3 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.

The Lehman Government/Corporate Bond Index is a widely recognized measure of performance for the bond market representing an unmanaged index of selected government and corporate bonds. The Lehman Index figures assume reinvestment of all distributions paid on the bonds in the index. As of December 31, 1996, the average maturity of this index was 9.5 years.


The Consumer Price Index is a widely recognized measure of inflation calculated by the U. S. government.

U. S. Treasury bills are negotiable debt obligations of the U. S. government. Since they are secured by the full faith and credit of the government, they are regarded as risk-free investments. Treasury bills are short-term securities with maturities of one year or less.

INDEX PLUS FUND INFORMATION


GROWTH OF $10,000 CHART

(Insert Chart Here)

Index Plus Fund Plot Points - Growth of $10,000 Chart

                Index Plus     S&P 500      30-day T-bills
                ----------     -------      --------------
                $10,000.00   $10,000.00       $10,000.00
      Jan-87    $10,307.59   $11,330.00       $10,040.00
      Feb-87    $10,369.37   $11,788.87       $10,085.18
      Mar-87    $10,480.80   $12,130.74       $10,130.56
      Apr-87    $10,585.88   $12,015.50       $10,174.12
      May-87    $10,845.10   $12,135.66       $10,214.82
      Jun-87    $11,076.58   $12,742.44       $10,260.79
      Jul-87    $11,259.67   $13,373.19       $10,306.96
      Aug-87    $11,287.83   $13,888.06       $10,353.34
      Sep-87    $11,288.41   $13,575.57       $10,399.93
      Oct-87     $9,402.30   $10,629.68       $10,455.05
      Nov-87     $9,034.97    $9,763.36       $10,491.65
      Dec-87     $9,434.84   $10,505.37       $10,526.27
      Jan-88     $9,784.58   $10,946.60       $10,557.24
      Feb-88    $10,044.85   $11,455.61       $10,605.33
      Mar-88    $10,012.21   $11,106.22       $10,652.07
      Apr-88    $10,191.88   $11,222.83       $10,701.24
      May-88    $10,379.71   $11,312.62       $10,755.32
      Jun-88    $10,567.60   $11,833.00       $10,807.51
      Jul-88    $10,690.58   $11,791.58       $10,862.33
      Aug-88    $10,616.79   $11,396.56       $10,926.83
      Sep-88    $10,961.43   $11,886.61       $10,994.21
      Oct-88    $11,126.02   $12,207.55       $11,061.29
      Nov-88    $11,191.85   $12,030.54       $11,123.92
      Dec-88    $11,299.05   $12,241.08       $11,194.45
      Jan-89    $11,604.88   $13,137.13       $11,256.18
      Feb-89    $11,629.68   $12,810.01       $11,325.19
      Mar-89    $11,646.83   $13,108.48       $11,401.14
      Apr-89    $11,921.16   $13,788.81       $11,478.07
      May-89    $12,054.17   $14,347.26       $11,568.44
      Jun-89    $12,103.96   $14,265.48       $11,650.50
      Jul-89    $12,471.76   $15,553.66       $11,731.53
      Aug-89    $12,664.02   $15,858.51       $11,818.24
      Sep-89    $12,773.00   $15,794.12       $11,895.60
      Oct-89    $12,907.45   $15,427.38       $11,976.07
      Nov-89    $13,218.37   $15,742.10       $12,058.30
      Dec-89    $13,496.26   $16,119.91       $12,131.48
      Jan-90    $13,025.76   $15,037.62       $12,200.26
      Feb-90    $13,330.71   $15,231.30       $12,269.55
      Mar-90    $13,766.46   $15,634.93       $12,348.58
      Apr-90    $13,827.80   $15,244.30       $12,433.45
      May-90    $14,257.18   $16,730.46       $12,517.64

      Jun-90    $14,318.76   $16,617.53       $12,595.88
      Jul-90    $14,380.44   $16,564.19       $12,681.17
      Aug-90    $13,790.07   $15,066.79       $12,764.51
      Sep-90    $13,658.36   $14,333.49       $12,840.89
      Oct-90    $13,684.95   $14,272.43       $12,928.44
      Nov-90    $14,482.65   $15,194.99       $13,001.50
      Dec-90    $14,889.05   $15,618.48       $13,079.37
      Jan-91    $15,445.75   $16,298.66       $13,147.08
      Feb-91    $15,685.90   $17,464.34       $13,209.75
      Mar-91    $15,838.88   $17,887.33       $13,267.76
      Apr-91    $15,882.75   $17,929.72       $13,338.54
      May-91    $16,189.88   $18,703.21       $13,401.51
      Jun-91    $16,102.23   $17,846.42       $13,457.41
      Jul-91    $16,421.85   $18,678.24       $13,523.14
      Aug-91    $16,708.41   $19,120.73       $13,585.48
      Sep-91    $16,806.99   $18,800.84       $13,647.41
      Oct-91    $17,050.69   $19,053.52       $13,705.36
      Nov-91    $16,818.80   $18,285.85       $13,759.02
      Dec-91    $17,538.65   $20,377.21       $13,811.19
      Jan-92    $17,504.10   $19,997.58       $13,858.03
      Feb-92    $17,699.79   $20,256.55       $13,897.21
      Mar-92    $17,699.79   $19,862.56       $13,944.13
      Apr-92    $17,907.94   $20,445.52       $13,989.43
      May-92    $17,965.78   $20,546.12       $14,028.02
      Jun-92    $18,023.63   $20,240.39       $14,072.93
      Jul-92    $18,197.74   $21,067.21       $14,116.23
      Aug-92    $18,197.74   $20,635.96       $14,153.00
      Sep-92    $18,267.44   $20,878.44       $14,189.41
      Oct-92    $18,302.51   $20,950.47       $14,221.85
      Nov-92    $18,570.83   $21,663.83       $14,255.22
      Dec-92    $18,441.20   $21,929.65       $14,295.46
      Jan-93    $18,643.32   $22,112.98       $14,328.84
      Feb-93    $18,785.94   $22,414.38       $14,360.49
      Mar-93    $18,726.58   $22,887.32       $14,396.93
      Apr-93    $18,762.34   $22,334.14       $14,431.08
      May-93    $18,953.34   $22,931.57       $14,462.36
      Jun-93    $19,060.81   $22,998.76       $14,499.07
      Jul-93    $19,168.69   $22,906.31       $14,533.89
      Aug-93    $19,432.65   $23,775.37       $14,570.29
      Sep-93    $19,348.70   $23,593.02       $14,607.62
      Oct-93    $19,529.42   $24,081.16       $14,639.90
      Nov-93    $19,601.67   $23,851.66       $14,676.37
      Dec-93    $19,806.51   $24,140.03       $14,709.59
      Jan-94    $20,143.91   $24,960.79       $14,746.41
      Feb-94    $19,956.47   $24,283.10       $14,777.67
      Mar-94    $19,294.17   $23,224.36       $14,817.49
      Apr-94    $19,469.91   $23,522.10       $14,857.66
      May-94    $19,859.06   $23,908.09       $14,904.46
      Jun-94    $19,557.78   $23,322.11       $14,950.94
      Jul-94    $20,112.61   $24,088.01       $14,992.07
      Aug-94    $20,440.47   $25,075.61       $15,047.35

      Sep-94    $20,453.08   $24,462.51       $15,102.41
      Oct-94    $20,795.02   $25,012.19       $15,160.41
      Nov-94    $20,440.41   $24,101.24       $15,216.36
      Dec-94    $20,909.00   $24,458.66       $15,283.77
      Jan-95    $21,260.18   $25,092.88       $15,347.28
      Feb-95    $21,570.85   $26,070.75       $15,408.41
      Mar-95    $21,786.96   $26,840.10       $15,479.58
      Apr-95    $21,963.32   $27,630.54       $15,548.47
      May-95    $22,098.98   $28,734.93       $15,631.73
      Jun-95    $22,193.94   $29,402.44       $15,705.43
      Jul-95    $22,330.18   $30,377.43       $15,776.45
      Aug-95    $22,439.17   $30,453.67       $15,850.03
      Sep-95    $22,684.44   $31,738.82       $15,918.33
      Oct-95    $22,752.85   $31,625.51       $15,993.37
      Nov-95    $23,067.52   $33,013.87       $16,060.56
      Dec-95    $23,216.77   $33,649.72       $16,138.97
      Jan-96    $23,518.82   $34,795.15       $16,208.00
      Feb-96    $23,436.50   $35,117.71       $16,271.35
      Mar-96    $23,615.09   $35,455.89       $16,335.50
      Apr-96    $23,918.07   $35,978.51       $16,410.65
      May-96    $24,124.72   $36,906.39       $16,479.57
      Jun-96    $24,331.23   $37,047.01       $16,545.49
      Jul-96    $23,944.61   $35,410.27       $16,619.94
      Aug-96    $24,276.00   $36,157.07       $16,688.09
      Sep-96    $24,842.12   $38,191.99       $16,761.51
      Oct-96    $25,146.68   $39,245.33       $16,831.91
      Nov-96    $25,575.94   $42,211.88       $16,900.92
      Dec-96    $25,661.87   $41,375.67       $16,978.67

This chart shows the growth of a $10,000 investment made ten years ago. It assumes all distributions were reinvested in additional shares.


==============================================
               Index Plus Fund
        Average Annual Total Returns
           As Of December 31, 1996
----------------------------------------------
One Year                            10.53%
Five Years                           7.91%
Ten Years                            9.88%
==============================================


Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

OVERVIEW

The Index Plus Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.


========================================================
                   Top Ten Holdings
                As Of December 31, 1996
            (as a percentage of portfolio)
--------------------------------------------------------
General Electric Company                     6.61%
Coca-Cola Co.                                5.30%
Exxon Corp.                                  4.92%
Intel Corporation                            4.35%
Merck & Company                              3.90%
International Business Machines Corp.        3.23%
AT&T Corporation                             2.83%
Johnson & Johnson                            2.68%
Bristol-Myers Squibb Company                 2.20%
DuPont E.I. de Nemours                       2.14%
--------------------------------------------------------

RISK/REWARD CHARTS

(Insert Risk/Reward Charts Here)


Index Plus Fund Plot Points - Risk/Reward Charts

5 Years
12/31/91 - 12/31/96

                            Risk       Return
                            ----       ------
U.S. Treasury bills
(30 day)                    0.31        4.22%
Index Plus                  3.59        7.91%
S&P 500                     8.60       15.22%

10 Years
12/31/86 - 12/31/96

                            Risk       Return
                            ----       ------
U.S. Treasury bills
(30 day)                    0.49        5.44%
Index Plus                  7.63        9.88%
S&P 500                     14.35      15.26%

These charts show that, in general, more risk must be taken to earn higher total returns. Any investment can be shown on the graph by plotting its risk (standard deviation) and its reward (average annual total return). The charts show three points. One point shows 30-day U. S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Index Plus Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying proportions. When the Index Plus Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. When the point appears below the line, it shows the reverse. The next ten years may be quite different in terms of risk and reward for all three investments shown on the charts.

MID CAP INDEX FUND INFORMATION

GROWTH OF $10,000 CHART

(Insert Chart Here)


Mid Cap Index Fund Plot Points - Growth of $10,000 Chart

                  Mid Cap      S&P 500      30-day T-bills
                  -------      -------      --------------
Sep-92          $10,000.00   $10,000.00       $10,000.00
Oct-92           $9,920.00   $10,034.50       $10,023.46
Nov-92          $10,049.95   $10,376.17       $10,051.75
Dec-92          $10,069.75   $10,503.49       $10,075.22
Jan-93          $10,139.94   $10,591.30       $10,097.48
Feb-93          $10,280.37   $10,735.66       $10,123.11
Mar-93          $10,340.51   $10,962.18       $10,147.11
Apr-93          $10,170.00   $10,697.23       $10,169.11
May-93          $10,320.41   $10,983.38       $10,194.92
Jun-93          $10,230.11   $11,015.56       $10,219.41
Jul-93          $10,169.96   $10,971.27       $10,245.00
Aug-93          $10,470.89   $11,387.53       $10,271.25
Sep-93          $10,310.37   $11,300.18       $10,293.95
Oct-93          $10,410.69   $11,533.98       $10,319.59
Nov-93          $10,360.51   $11,424.06       $10,342.95
Dec-93          $10,591.24   $11,562.18       $10,368.84
Jan-94          $10,820.54   $11,955.30       $10,390.82
Feb-94          $10,674.57   $11,630.71       $10,418.82
Mar-94          $10,174.25   $11,123.61       $10,447.07
Apr-94          $10,215.97   $11,266.22       $10,479.97
May-94          $10,143.02   $11,451.09       $10,512.65
Jun-94           $9,767.73   $11,170.43       $10,541.57
Jul-94          $10,122.20   $11,537.26       $10,580.45
Aug-94          $10,612.12   $12,010.29       $10,619.16
Sep-94          $10,403.59   $11,716.64       $10,659.94
Oct-94          $10,518.24   $11,979.91       $10,699.28
Nov-94          $10,049.12   $11,543.61       $10,746.68
Dec-94          $10,049.12   $11,714.80       $10,791.34
Jan-95          $10,175.00   $12,018.56       $10,834.32
Feb-95          $10,636.55   $12,486.92       $10,884.36
Mar-95          $10,825.36   $12,855.41       $10,932.80
Apr-95          $10,951.24   $13,234.01       $10,991.35
May-95          $11,255.44   $13,762.97       $11,043.17
Jun-95          $11,633.07   $14,082.68       $11,093.10
Jul-95          $12,147.06   $14,549.66       $11,144.84
Aug-95          $12,335.87   $14,586.18       $11,192.87
Sep-95          $12,598.63   $15,201.72       $11,245.63
Oct-95          $12,283.93   $15,147.45       $11,292.87
Nov-95          $12,713.86   $15,812.42       $11,348.01
Dec-95          $12,629.95   $16,116.97       $11,396.55
Jan-96          $12,814.86   $16,665.59       $11,441.09
Feb-96          $13,206.48   $16,820.08       $11,486.20

Mar-96          $13,358.75   $16,982.06       $11,539.04
Apr-96          $13,663.33   $17,232.38       $11,587.50
May-96          $13,837.40   $17,676.80       $11,633.85
Jun-96          $13,565.49   $17,744.15       $11,686.20
Jul-96          $12,749.67   $16,960.21       $11,734.12
Aug-96          $13,434.96   $17,317.90       $11,785.75
Sep-96          $13,946.29   $18,292.55       $11,835.25
Oct-96          $13,989.81   $18,797.06       $11,883.77
Nov-96          $14,620.75   $20,217.93       $11,938.44
Dec-96          $14,566.36   $19,817.42       $11,938.44


This chart shows the growth of a $10,000 investment at the Fund's inception. It assumes all distributions were reinvested in additional shares.


============================================
            Mid Cap Index Fund
       Average Annual Total Returns
          As Of December 31, 1996
--------------------------------------------
One Year                          15.33%
Five Years                          N/A
Life of Fund                       9.25%
============================================


Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

OVERVIEW

The Mid Cap Index Fund is designed for an aggressive investor who seeks long-term growth of capital and a secondary objective of conserving principal.


========================================================
                   Top Ten Holdings
                As Of December 31, 1996
            (as a percentage of portfolio)
--------------------------------------------------------
U.S. Robotics                                0.92%
Parametric Technology Corporation            0.90%
Thermon Electron Corporation                 0.87%
Coca-Cola Enterprises Inc.                   0.85%
HEALTHSOUTH Rehabilitation Corp.             0.84%
Cardinal Health, Inc.                        0.83%
AFLAC Incorporated                           0.82%
Charles Schwab Corporation                   0.81%
Franklin Resources, Inc.                     0.76%
State Street Boston Corporation              0.72%
========================================================

SMALL CAP INDEX FUND INFORMATION

GROWTH OF $10,000 CHART

(Insert Chart Here)


Small Cap Plot Points - Growth of $10,000 Chart

                 Small Cap     S&P 500      30-day T-bills
                 ---------     -------      --------------
                $10,000.00   $10,000.00       $10,000.00
      Jun-93    $10,100.00   $10,029.30       $10,025.38
      Jul-93    $10,179.99    $9,988.98       $10,049.46
      Aug-93    $10,539.96   $10,367.96       $10,074.63
      Sep-93    $10,639.98   $10,288.44       $10,100.44
      Oct-93    $10,579.97   $10,501.31       $10,122.76
      Nov-93    $10,449.94   $10,401.23       $10,147.97
      Dec-93    $10,649.96   $10,526.98       $10,170.94
      Jan-94    $10,927.81   $10,884.90       $10,196.40
      Feb-94    $10,866.07   $10,589.38       $10,218.02
      Mar-94    $10,361.88   $10,127.68       $10,245.55
      Apr-94    $10,310.39   $10,257.52       $10,273.33
      May-94    $10,156.04   $10,425.84       $10,305.69
      Jun-94     $9,806.16   $10,170.30       $10,337.83
      Jul-94     $9,981.11   $10,504.30       $10,366.27
      Aug-94    $10,516.19   $10,934.97       $10,404.49
      Sep-94    $10,248.66   $10,667.61       $10,442.56
      Oct-94    $10,330.96   $10,907.31       $10,482.67
      Nov-94     $9,878.21   $10,510.07       $10,521.35
      Dec-94    $10,011.97   $10,665.93       $10,567.96
      Jan-95     $9,856.02   $10,942.50       $10,611.88
      Feb-95    $10,271.88   $11,368.93       $10,654.15
      Mar-95    $10,427.83   $11,704.43       $10,703.36
      Apr-95    $10,646.16   $12,049.12       $10,750.99
      May-95    $10,906.08   $12,530.73       $10,808.56
      Jun-95    $11,249.17   $12,821.82       $10,859.52
      Jul-95    $11,862.57   $13,246.99       $10,908.62
      Aug-95    $12,101.69   $13,280.24       $10,959.51
      Sep-95    $12,112.09   $13,840.66       $11,006.73
      Oct-95    $11,623.45   $13,791.25       $11,058.61
      Nov-95    $11,987.26   $14,396.69       $11,105.07
      Dec-95    $12,195.24   $14,673.97       $11,159.29
      Jan-96    $12,173.17   $15,173.47       $11,207.02
      Feb-96    $12,471.17   $15,314.13       $11,250.82
      Mar-96    $12,846.42   $15,461.60       $11,295.18
      Apr-96    $13,475.51   $15,689.51       $11,347.14
      May-96    $13,861.86   $16,094.14       $11,394.80
      Jun-96    $13,254.98   $16,155.46       $11,440.38
      Jul-96    $12,316.93   $15,441.71       $11,491.86
      Aug-96    $13,001.26   $15,767.38       $11,538.98
      Sep-96    $13,520.01   $16,654.76       $11,589.75
      Oct-96    $13,442.81   $17,114.10       $11,638.42

      Nov-96    $14,093.98   $18,407.76       $11,686.14
      Dec-96    $14,273.82   $18,043.10       $11,739.90


This chart shows the growth of a $10,000 investment at the Fund's inception. It assumes all distributions were reinvested in additional shares.


============================================
           Small Cap Index Fund
       Average Annual Total Returns
          As Of December 31, 1996
--------------------------------------------
One Year                          17.04%
Five Years                          N/A
Life of Fund                      10.57%
--------------------------------------------


Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

OVERVIEW

The Small Cap Index Fund is designed for an aggressive investor who seeks long-term growth of capital.


========================================================
                   Top Ten Holdings
                As Of December 31, 1996
            (as a percentage of portfolio)
--------------------------------------------------------
Western Digital Corp.                        1.40%
Rowan Companies, Inc.                        1.10%
Jones Apparel Group Inc.                     1.09%
Noram Energy Corp.                           1.08%
Standard Federal Bank                        1.04%
Interstate Bakeries Corporation              1.04%
BJ Services Company                          1.03%
Smith International, Inc.                    1.02%
First American Corp. of Tennessee            1.00%
Nabors Industries, Inc.                      0.95%
--------------------------------------------------------

PORTFOLIO MANAGER PROFILE

J. PATRICK ROGERS, CFA

Portfolio Manager from 1997

Co-Portfolio Manager from 1994
MBA Xavier University 1994
BBA University of Notre Dame 1986
Age 33


       J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc. in 1989 and has been its president since 1995. He is the portfolio manager for the Index Plus Fund, the Mid Cap Index Fund, the Small Cap Index Fund, and the Cincinnati Fund.

       He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations, including the 100% No-Load Mutual Fund Council.

       He and his wife, Elizabeth, have two children.

DIVIDENDS AND DISTRIBUTIONS

GATEWAY INVESTORS MAY REINVEST THEIR DIVIDENDS AND DISTRIBUTIONS AT NO CHARGE.

       Shareholders of each Gateway fund may elect to receive distributions either in cash or in additional shares of a fund. To receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

GATEWAY INDEX PLUS FUND


       The Index Plus Fund normally declares dividends at the end of March, June, September, and December. The amount of the quarterly dividend is based on interest earned plus common stock dividends received by the Fund, minus expenses.

       If the Fund has net capital gains from stock or option transactions, it normally declares a capital gains distribution at the end of December. The capital gains distribution is calculated in accordance with tax regulations and has varied substantially from year to year.

GATEWAY MID CAP INDEX FUND AND SMALL CAP INDEX FUND


       The Mid Cap Index Fund and the Small Cap Index Fund each declares dividends and net capital gains, if any, at the end of December.


FUND PRICING WHEN DIVIDENDS ARE DECLARED


         The price of a Gateway fund is affected by its declaration of dividends and capital gains distributions. The price of a fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gains distribution. As an example, assume that on December 31, the Gateway Index Plus Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30, and if there was no change in the value of the Fund's investments due to market activity, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.


TAX CONSEQUENCES OF BUYING A DIVIDEND

         If you buy fund shares just before the fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Gateway Index Plus Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in a Gateway fund in late December.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER


       Gateway Investment Advisers, L.P. ("Adviser"), a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser is the successor in interest to the assets, business, and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The principal and controlling shareholders of GIA are Walter G. Sall and J. Patrick Rogers. As of December 31, 1995, the Adviser had approximately $3850 million in assets under its management, including approximately $221 million in assets invested in the funds including the Cincinnati Fund. The Adviser has entered into an Advisory Referral Agreement with Alex. Brown & Sons Incorporated under which the Adviser will pay a referral fee for those shares of the funds that have been directed to the Adviser by Alex. Brown & Sons Incorporated.

       The Small Cap Index Fund's portfolio holds stock of Alex. Brown & Sons Incorporated, an affiliate of Alex. Brown Investments Incorporated, because this security is a part of the Wilshire Small Cap Index. This stock is owned in proportion to its representation in the Index.


ADVISORY SERVICES


       The Adviser provides each fund with investment research and advice. The Adviser also places with brokers each fund's buy and sell orders for portfolio securities. When the Adviser places these orders, it uses its best efforts to obtain the most favorable price and execution available for the fund, except to the extent that the fund may be permitted to pay higher commissions for brokerage and research services pursuant to Section 28(e) of the Securities Exchange Act of 1934. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares as a factor in the selection of brokers to execute fund portfolio transactions. Because the Board of Trustees believes that in certain circumstances it is advantageous to the Trust to execute portfolio transactions through Alex. Brown & Sons Incorporated, each fund may pay brokerage commissions to that broker.


ADVISORY FEES


       Each fund pays the Adviser an advisory fee calculated at an annual rate of 0.90% of the first $50 million of the average daily net asset value of the fund, 0.70% of the average daily net asset value of the fund in excess of $50 million but less than $100 million, and 0.60% on the average daily net asset value of the fund in excess of $100 million. The advisory contracts require the Adviser to waive fees as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets and the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. The Adviser waived advisory fees in accordance with the advisory contracts of $54,410 for the Mid Cap Index Fund and $91,823 for the Small Cap Index Fund in 1996. Any contractual waiver will not exceed the aggregate advisory fee payable by any fund for the applicable year.


FUND EXPENSES


       Each fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser. Ordinary business expenses include the advisory fees of the Adviser, custodial fees, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the fund shares with federal and state securities agencies, and expenses of printing and distributing a fund's prospectus and shareholder reports. Expenses applicable to more than one fund are either allocated on the basis of the number of shareholders or the net assets in each fund, including the Cincinnati Fund. These collective expenses include, but are not limited to, certain printing and mailing costs, professional fees, and insurance costs.


       The Adviser provides shareholder, transfer, and dividend disbursing services to each fund. The Adviser charges each fund a monthly minimum fee of $2,500 for these shareholder services. Each fund reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing shareholder services. The portion of the reimbursement related to processing expenses cannot exceed 0.20% of the fund's average net assets. Each fund pays the Adviser a monthly fee of $4,000 for financial and administrative services provided by the Adviser.

HOW FUND SHARES ARE PRICED

       The net asset value (closing share price) of a fund ordinarily is determined as of the close of the New York Stock Exchange (NYSE) (normally 4:00 P.M. Eastern Time) on each day during which the NYSE is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of a fund from the market or fair value of its assets.

       The funds normally value stocks and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to be reflective of the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

TAXES

DIVIDENDS AND DISTRIBUTIONS

       Each Gateway fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

       Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your fund shares.

TAXES ON REDEMPTIONS AND EXCHANGES

       Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

TAXES ON IRAS


       Contributions, investments, and distributions with respect to IRAs are subject to specific IRS rules. The IRA Investment Kit contains additional information about these rules.


ADDITIONAL INFORMATION

       The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of federal, state, and local taxes to dividends and distributions received on your shares of the fund and to proceeds received from redemptions or exchanges of fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in a Gateway fund.

INVESTMENT PRACTICES

GATEWAY INDEX PLUS FUND

       The investment objective of the Index Plus Fund is to achieve a high total return at a reduced level of risk. The Fund is designed for conservative investors who want to maximize total rate of return over the long term.

       Investment Practices: The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling call options on the 100 Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the 100 Index represented by the stock. For example, if a stock represents 2% of the value of the 100 Index, the Fund invests approximately 2% of its assets in the stock. The Adviser seeks to maintain a correlation of at least 99% between the composition of the 100 Index and the Fund's portfolio. The Adviser monitors the composition of the 100 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.

       When the Fund sells call options on the 100 Index, it receives cash from the purchasers of the options. By selling options, the Fund attempts to earn a greater total return over the long term than it would have earned by investing only in the stocks in the 100 Index. Selling index call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a significant decline in the market in a short period of time. The value of a put option generally increases as stock prices decrease.

       The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

GATEWAY MID CAP INDEX FUND

       The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal.

       Investment Practices: The Fund attempts to achieve its investment objectives primarily by investing in the 400 stocks included in the S&P MidCap 400 Index (the "400 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 400 Index and the Fund's portfolio. The Adviser monitors the composition of the 400 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.


       At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund may also buy index call options to increase the potential for gain.

       The 400 Index consists of common stock of 400 companies with a median market capitalization of $1.9 billion, selected to reflect the stock price performance of companies in the middle capitalization range. The 400 Index was developed by Standard & Poor's Corporation in 1991.


       The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

GATEWAY SMALL CAP INDEX FUND

       The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital.

       Investment Practices: The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index (the "250 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 250 Index and the Fund's portfolio. The Adviser monitors the composition of the 250 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.


       At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund may also buy index call options to increase the potential for gain.

       The 250 Index focuses on capturing the performance profile of the small capitalization sector of the United States equity market. The 250 Index consists of common stock of 250 companies with a median market capitalization of $676 million and is designed to accurately reflect the general characteristics of small capitalization companies. The 250 Index was developed in 1993 by Wilshire Associates, Inc. in conjunction with the Pacific Stock Exchange.


       The Fund is not affiliated with or sponsored by Wilshire Associates, Inc. or the Pacific Stock Exchange.

SELLING INDEX CALL OPTIONS

       The Index Plus Fund regularly sells call options on the 100 Index. If you are a shareholder in the Fund, it is important for you to understand some basic information about this investment strategy and the risks involved in option transactions.

       It is easier to understand how index options work if you know some basic concepts about a call option on an individual stock. A covered call option on an individual stock is an option sold (written) on an individual stock owned by the seller. The seller receives cash (a premium) from the purchaser. If the option is not exercised by the purchaser, the seller realizes a gain equal to the premium. This gain may be offset by a decline in the market value of the underlying security. If the option is exercised by the purchaser, the purchaser pays the seller the exercise price and the seller delivers the underlying security. The premium, the exercise price, and the market value of the underlying security determine the gain or loss realized by the seller. The seller's obligation terminates when the option expires or when the seller enters into a closing purchase transaction. The cost of entering into a closing transaction reduces any gain realized by the seller.

       A covered call option on a securities index is similar to an option on an individual stock. However, the seller does not deliver the underlying securities if the option is exercised. Index option transactions are settled in cash. The seller pays the purchaser an amount equal to the difference between the closing price of the index and the exercise price of the option. The premium and the settlement amount determine the gain or loss realized by the seller.

RISK FACTORS

       There are risks inherent in all securities investments. Thus, there can be no assurance that a fund will be able to achieve its investment objective(s). Because each fund has long-term investment objectives, none may be an appropriate investment for persons intending to hold fund shares for less than six months.

       Investment in Smaller Companies: Investments in companies with smaller capitalization are generally more speculative than investments in companies with larger capitalization. However, stocks of smaller companies tend to have more growth potential. The Mid Cap Index Fund and the Small Cap Index Fund attempt to provide shareholders with the opportunity to participate in the potential long-term growth of smaller companies.

       Selling Index Call Options: Option transactions involve risks not generally associated with investments in stocks. The sale of index call options by the Index Plus Fund limits the Fund's opportunity to profit from an increase in the market value of the underlying index. If the Fund sells exchange-traded call options to hedge its portfolio, the purchaser usually has the right to exercise the options at any time prior to the expiration date. The purchaser normally exercises the options when it is to the purchaser's advantage rather than the Fund's advantage. In addition, the Fund generally does not receive notice of the exercise until the next business day. As a result, the Fund's portfolio is not fully hedged between the time the options are exercised and the time the Fund sells new call options on the next business day.

       Purchasing Index Options: The purchase of index options involves a risk of loss of all or part of the cash paid for the options.

       Closing Option Transactions: There can be no assurance that a ready market will exist for any particular option at a specific time. Closing transactions for over-the-counter options generally must be negotiated with the other party. These factors could limit the Adviser's ability to close a particular option transaction at a fair price or in a timely manner or to carry out a particular investment or hedging strategy. A Gateway fund will enter into an option transaction only if there appears to be a ready market for such option or the fund can effectively close its position by entering into an offsetting position.

       Hedging Strategies: The use of index options to protect or hedge a Gateway fund's portfolio will not fully protect the fund against declines in the market value of the securities held in the fund's portfolio. The Adviser may choose not to use all of the available hedging strategies to protect a fund's portfolio. The Adviser may also hedge a fund's portfolio at an inappropriate time or incorrectly anticipate market conditions. In addition, a fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Under unusual market conditions, such as an interruption in trading in an index or certain stocks in the index, the Adviser may be unable to hedge a fund's portfolio effectively. Restrictions imposed by regulatory agencies may also adversely affect a fund's hedging strategy.

       Regulatory Issues: Due to the option strategies employed by the Adviser in managing the portfolios of each Gateway fund, it may be more difficult for the fund to qualify as a regulated investment company. Failure to qualify as a regulated investment company could subject the fund to certain tax liabilities and could affect the ability of the fund to meet the regulatory requirements of certain states. In this case, the Adviser might employ investment techniques different from those usually employed by the fund in order to reduce the potential tax liability and to resolve the regulatory issues.

OTHER INVESTMENT STRATEGIES

       Each Gateway fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may be also invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper, or certificates of deposit. For temporary defensive purposes, a fund may hold up to 100% of its assets in such instruments.

       Repurchase Agreements: In a repurchase agreement, a fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the fund's disposition of the collateral held as security for these transactions. Each Gateway fund's repurchase agreements are fully collateralized and the fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

ADDITIONAL INFORMATION

       For further information concerning the investment practices described above and certain risks associated with them, see "Investment Objectives and Practices" in the SAI.

FUNDAMENTAL POLICIES

       The investment objectives and investment restrictions applicable to each Gateway fund are designated as fundamental policies of the fund. Such fundamental policies may not be changed without approval of the holders of a majority of the fund's outstanding shares.

       The investment practices and strategies of a fund, as described above, are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS

       Certain investment restrictions applicable to the Gateway funds are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the funds are set forth in the SAI under the same caption.

       Options on Securities Indexes: No Gateway fund may purchase or sell put options, call options or combinations thereof except in accordance with its investment objectives and practices and the following restrictions. The Index Plus Fund may sell covered call options on securities indexes. The Index Plus Fund may purchase exchange-traded put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. The Mid Cap Index Fund and the Small Cap Index Fund may purchase exchange-traded call and put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. Each Gateway fund may enter into closing transactions with respect to options.

       Repurchase Agreements: No Gateway fund may invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

THE TRUST AND THE BOARD OF TRUSTEES

       The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has four series: the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund), the Gateway Small Cap Index Fund, and the Cincinnati Fund. The Cincinnati Fund is offered by a separate prospectus.

       The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

       Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

SHAREHOLDER MEETINGS AND VOTING

       A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.


       On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of February 1, 1997, the Adviser held, in a fiduciary capacity, more than 25% of the outstanding shares of the Mid Cap Index Fund and the Small Cap Index Fund. Thus, the Adviser may be deemed to be a control person of each of those funds as of that date. As of x, 1997, Alex. Brown & Sons Incorporated held more than 25% of the outstanding shares of the Index Plus Fund. Thus, it may be deemed to be a control person of this fund as of that date.

       As of December 31, 1996, the shareholders of the Index Plus Fund controlled approximately 84% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Index Plus Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

PROSPECTUS


May 1, 1997

CINCINNATI FUND

         The Cincinnati Fund seeks capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area. Through the use of a proprietary model, portfolio stocks are selected on the basis of level of employment and nature of operations in the Greater Cincinnati Area. Certain industry diversification, liquidity, market capitalization, and listing requirements are also included in the model.

THE GATEWAY FAMILY OF MUTUAL FUNDS


         The Cincinnati Fund ("Fund") is a series of The Gateway Trust ("Trust"). This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission ("SEC") and is included in the Statement of Additional Information of the Fund dated May 1, 1997. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the Fund or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211, (800) 354-5525. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table Of Contents


Fees And Expenses................................    The Cincinnati Fund is 100 % no-load.  There are no sales charges, 12b-1 fees, redemption fees, or annual account charges when you invest in the Fund.

Financial Highlights.............................    This table displays financial information for the Cincinnati Fund.

How To Open An Account...........................    New investors can open an account by mail or by telephone.

How To Purchase Additional Shares................    Shares may be purchased by check, by wire transfer, or by automatic withdrawals from your bank account.

How To Redeem Shares.............................    Redemption requests can be made by mail or by telephone.

Additional Shareholder Information...............    Additional information about buying and selling shares.

Performance Information &
Explanation of Terms.............................    Performance information on the Fund.

Dividends And Distributions......................    Investors may reinvest their dividends and distributions at no charge.

How Fund Shares Are Priced.......................    The Fund's share price is available 24 hours a day by calling (800) 354-5525.

Portfolio Manager Profile........................    Profile of the portfolio manager.

About The Investment Adviser.....................    Gateway Investment Advisers, L.P. provides investment advisory services to the Fund.

Taxes............................................    Tax information will be reported to you Form 1099.

Investment Practices And Restrictions............    Investment management practices follow specific guidelines.  The Fund has adopted certain investment restrictions.

General Information/The Gateway Trust............    Additional information on The Gateway Trust and its Trustees.

Fees And Expenses

The Cincinnati Fund is 100% no-load. You do not pay any sales charges when you invest in the Cincinnati Fund.

SHAREHOLDER TRANSACTION EXPENSES

         The Cincinnati Fund does not charge a fee for purchases, exchanges, or redemptions. The Fund is 100% no-load.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchase             None
Maximum Sales Load on
   Reinvested Dividends                    None
Deferred Sales Load                        None
Redemption Fees                            None
Exchange Fees                              None

         The custodian for the Fund charges $10 for each wire transfer.

FUND OPERATING EXPENSES


         Annual fund operating expenses are paid from the Fund's assets. The Fund pays an advisory fee to Gateway Investment Advisers, L.P. (the "Adviser"). The Fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and Fund reports. The Fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The investment advisory contract for the Fund provides for an advisory fee computed at an annual rate of 0.50% of its average daily net assets. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Fund's ratio to 2.00% of its average daily net assets. Any contractual waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The table presents the advisory fees for the Fund net of the contractual fee waiver. In addition, the Adviser has voluntarily agreed to reimburse expenses to the extent required (after giving full effect to the fee waiver) to maintain the Fund's expense ratio at 2.00%, and the table reflects such reimbursements. The Fund's actual expense ratio for 1996 was 2.00%. Absent the waiver and voluntary reimbursements, the advisory fees and operating expenses of the Fund would have been 0.50% and 2.35%, respectively. The numbers in the following table are calculated as a percentage of average net assets.



ANNUAL FUND OPERATING EXPENSES
Advisory Fees (after waiver)                         .15%
12b-1 Fees                                          0.00%
Other Expenses (after reimbursements)               1.85%
Total Fund Operating Expenses (after waiver and
reimbursements)                                     2.00%
(The Fund's Expense Ratio)

EXAMPLE

         Assume that the Fund's annual return is 5% and that its operating expenses are exactly as previously described in the Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



CINCINNATI FUND

One Year              $  20
Three Years           $  63
Five Years            $ 108
Ten Years             $ 233


The purpose of this table is to assist you in understanding the direct and indirect costs and expenses you will bear as a Fund shareholder.

Financial Highlights


The following condensed financial information has been audited by Arthur Andersen LLP, independent public accountants. The audit report on the 1996 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1996 financial statements is incorporated by reference in the Statement of Additional Information and is available from the Trust. The presentation is for a share outstanding throughout each period.



                                                                                                           For the Period from
                                                             Year Ended               Year Ended          November 7, 1994 to
                                                          December 31, 1996      December 31, 1995 (3)      December 31, 1994
                                                          -----------------      ---------------------      -----------------

   Net asset value, beginning of period                           $13.12                  $ 9.91                   $10.00
                                                                  ------                  ------                   ------
   Net investment income                                            0.02                    0.04                     0.03
   Net gains (losses) on securities                                 2.60                    3.46                    (0.12)
                                                                  ------                  ------                   ------
     Total from investment operations                               2.62                    3.50                    (0.09)
                                                                  ------                  ------                   ------

   Dividends from net investment income                            (0.02)                  (0.07)                    0.00
   Distributions from capital gains                                (0.32)                  (0.22)                    0.00
                                                                  ------                  ------                   ------
     Total distributions                                           (0.34)                  (0.29)                    0.00
                                                                  ------                  ------                   ------

   Net asset value, end of period                                 $15.40                  $13.12                   $ 9.91
                                                                  ======                  ======                   ======

   TOTAL RETURN                                                   19.98%                  35.31%                   (0.90%)(2)

   Net assets, end of period (millions)                            $8.98                   $5.88                    $3.23
   Ratio of net expenses to average net assets (1)                 2.00%                   1.98%                    1.96%
   Ratio of net investment income to average net                   0.13%                   0.46%                    2.24%
     assets (1)
   Portfolio turnover rate                                           10%                      9%                      0% (2)
   Average commission per share                                  $0.0381                     -- (4)                   -- (4)

   (1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.02% in 1995 and 0.04% in 1994 had the Adviser not voluntarily reimbursed expenses. Ratios are annualized in periods less than a year.

   (2)  Not annualized.

   (3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund.


   (4) Disclosure of average commission per share was not required prior to the year ended 1996.

Additional information about the performance of the Fund is contained in the 1996 Annual Report to shareholders. An Annual Report may be obtained without charge by writing THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211 or by calling (800) 354-5525.

How To Open An Account

The Cincinnati Fund is available for individuals, IRAs, trusts, and pension plans.

OPENING A NEW ACCOUNT


         You may open an account by mail or by telephone. Generally, the minimum initial investment is $1,000 (or $500 for an IRA account). At its discretion, the Trust may waive these minimums for investments made by employer-sponsored qualified retirement plans or through automatic investment programs. No sales commission is charged by the Fund for purchases or redemptions of its shares. If your purchase request is received in good order by 4:00 p.m. Eastern Time, your purchase will be based on that day's closing price for the Fund.

After your purchase, you will receive a confirmation statement showing the value of your account. Certificates are not issued for Fund share.


BY MAIL

         To open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in the Fund. When you have completed the application, please mail it to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

         Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE


         To open your account by telephone, you must wire your investment to The Gateway Trust. Please call Gateway shareholder services at (800) 354-5525 for instructions. See Page x for additional information about wire transfers and telephone instructions.


OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA

         To open a new IRA in the Fund, please call Gateway shareholder services at (800) 354-5525 to obtain an IRA Account Application and an IRA Investment Kit. To transfer an existing IRA from a bank or other mutual fund to your Gateway/Cincinnati Fund IRA, you must complete an IRA Transfer Form which is included in the IRA Investment Kit, in addition to an IRA Account Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k) plan, please call Gateway shareholder services at (800) 354-5525 for instructions. GATEWAY IRAS ARE FREE OF ANY ANNUAL CHARGES OR TRANSACTION FEES.

OPENING A TRUST/PENSION PLAN ACCOUNT

         To open a trust account in the Fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in the Fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT

         To open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor's social security number.

How To Purchase Additional Shares

The minimum amount for an additional investment is $100.

         You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment is $100. If your purchase request is received in good order by 4:00 P.M. Eastern Time, your purchase will be based on that day's closing price for the Fund.

         After each purchase you will receive a confirmation statement showing the value of your account. Certificates are not issued for Fund shares.

BY MAIL

         The most common way of purchasing additional shares in the Fund is by mail. Please send your check or money order and an Additional Investment Form in a prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report, and periodic newsletter sent to you. Please make all checks or money orders payable to THE GATEWAY TRUST and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.


BY TELEPHONE

         To avoid any mail delay, you may purchase additional shares by wire. Please call Gateway shareholder services at (800) 354-5525 to arrange a purchase by wire. You must then instruct your financial institution to wire funds to: THE GATEWAY TRUST, C/O STAR BANK, N.A., ABA #042-0000-13, CINCINNATI, OH, YOUR NAME, YOUR GATEWAY ACCOUNT NO. XXXXX, AND THE GATEWAY FUND(S) IN WHICH YOU WISH TO INVEST.

         See Page 9 for additional information about wire transfers and telephone instructions.


BY AUTOMATIC INVESTMENT PROGRAM

         Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, funds are electronically transferred from your bank account into your Gateway account and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. THE AUTOMATIC INVESTMENT PROGRAM IS FREE OF CHARGE. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND

         To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-5525 for instructions. If your exchange request is received by 4:00 P.M. Eastern Time, the exchange will be based on that day's closing prices for the funds involved in the exchange.

         The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges. You will receive advance written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

How To Redeem Shares

Investors may redeem shares by writing or calling Gateway.

         You may redeem shares from your Gateway account at any time by choosing one of the following redemption options. If your redemption request is received in good order by 4:00 P.M. Eastern Time, your redemption will be based on that day's closing price for the Fund.

         The proceeds from your redemption will be mailed or wired, depending on the method of redemption and your instructions. Normally the proceeds will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days.

BY MAIL

         Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

         Each redemption request should include a letter of instruction, specify the number of Fund shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.

         A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE

         Unless you have declined the telephone exchange and/or redemption privileges, you may redeem your Fund shares by calling Gateway shareholder services at (800) 354-5525. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

         See Page 9 for additional information about redemptions and telephone instructions.

Additional Shareholder Information

FEES CHARGED BY YOUR BROKER OR BANK

         If you buy or sell shares of the Fund through a broker, the broker may charge you additional fees and expenses. If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to the Fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may also charge you for receiving a wire transfer of redemption proceeds.

ADDITIONAL IRA INFORMATION


         For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-5525. More detailed information about transfers to and distributions from an IRA is set forth in the SAI.


TELEPHONE TRANSACTIONS

         The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Fund have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.

AUTOMATIC REDEMPTIONS BY THE TRUST

         The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may also be automatically redeemed if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period. The Trustees of The Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

ADDITIONAL REDEMPTION INFORMATION

         Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

Performance Information & Explanation of Terms


Gateway has become an industry leader in providing prospective investors and existing shareholders with the most complete information on its no-load funds.

COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to various indexes, such as the S&P 500 Index. The Fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

EXPLANATION OF TERMS

         Total return is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.

         An average annual total return is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

         The S&P 500 Index is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

         U. S. Treasury bills are negotiable debt obligations of the United States government. Since they are secured by the full faith and credit of the government, they are regarded as risk-free investments. Treasury bills are short-term securities with maturities of one year or less.

Growth of $10,000 Chart

(Insert Chart Here)


Cincinnati Fund Plot Points - Growth of $10,000 Chart

               Cincinnati    S&P 500      30-day T-bills
               Fund
                $10,000.00   $10,000.00       $10,000.00
      Nov-94     $9,780.00    $9,635.80       $10,036.91
      Dec-94     $9,910.00    $9,778.70       $10,081.37
      Jan-95    $10,070.00   $10,032.26       $10,123.26
      Feb-95    $10,350.00   $10,423.22       $10,163.58
      Mar-95    $10,620.00   $10,730.81       $10,210.53
      Apr-95    $10,930.00   $11,046.83       $10,255.96
      May-95    $11,340.00   $11,488.37       $10,310.89
      Jun-95    $11,650.00   $11,755.25       $10,359.50
      Jul-95    $12,150.00   $12,145.05       $10,406.34
      Aug-95    $12,310.00   $12,175.53       $10,454.88
      Sep-95    $12,739.62   $12,689.34       $10,499.93
      Oct-95    $12,689.62   $12,644.04       $10,549.43
      Nov-95    $13,169.28   $13,199.11       $10,593.74
      Dec-95    $13,409.62   $13,453.33       $10,645.47
      Jan-96    $13,460.73   $13,911.28       $10,691.00
      Feb-96    $13,920.68   $14,040.24       $10,732.79
      Mar-96    $14,544.05   $14,175.45       $10,775.10
      Apr-96    $14,554.23   $14,384.39       $10,824.67
      May-96    $14,922.16   $14,755.36       $10,870.13
      Jun-96    $14,768.91   $14,811.58       $10,913.61
      Jul-96    $13,930.77   $14,157.21       $10,962.72
      Aug-96    $14,544.01   $14,455.78       $11,007.67
      Sep-96    $15,157.18   $15,269.35       $11,056.11
      Oct-96    $14,871.01   $15,690.48       $11,102.54
      Nov-96    $15,923.73   $16,876.53       $11,148.06
      Dec-96    $16,088.22   $16,542.20       $11,199.34


This chart shows the growth of a $10,000 investment made at the Fund's inception. It assumes all distributions were reinvested in additional shares.


============================================
              Cincinnati Fund
       Average Annual Total Returns
          As Of December 31, 1996
============================================
One Year                          19.98%
Five Years                          N/A
Life of Fund                      24.74%
============================================

Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Dividends And Distributions

Fund shareholders may reinvest their dividends and distributions at no charge.

         Shareholders of the Fund may elect to receive distributions either in cash or in additional shares of the Fund. To receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

         The Fund normally declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED


         The price of the Fund is affected by its declaration of dividends and capital gains distributions. The price of the Fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gains distribution. As an example, assume that on December 31, the Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30,and there was no change in the value of the Fund's investments due to market activity, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.


TAX CONSEQUENCES OF BUYING A DIVIDEND

         If you buy Fund shares just before the Fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in the Fund in late December.

How Fund Shares Are Priced

         The net asset value (closing share price) of the Fund ordinarily is determined as of the close of the New York Stock Exchange, normally 4:00 P.M. Eastern Time on each day during which the Exchange is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of the Fund from the market or fair value of its assets.


         The Fund normally values stocks at the average of the closing bid and asked quotations. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER PROFILE

J. Patrick Rogers, CFA
MBA Xavier University 1994
BBA University of Notre Dame 1986

Age 32


         J. Patrick Rogers, CFA, portfolio manager of the Cincinnati Fund, joined Gateway Investment Advisers, Inc. in 1989. He is currently president of Gateway Investment Advisers, Inc. and portfolio manager for the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund.


         He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations, including the 100% No-Load Mutual Fund Council.

         He and his wife, Elizabeth, have two children.

About The Investment Adviser

INVESTMENT ADVISER


         Gateway Investment Advisers, L.P. ("Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser is the successor in interest to the assets, business, and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The principal and controlling shareholders of GIA are Walter G. Sall and J. Patrick Rogers. As of December 31, 1996, the Adviser had approximately $385 million in assets under its management, including approximately $221 million in assets invested in the Gateway funds.


ADVISORY SERVICES

         The Adviser provides the Fund with investment research and advice. The Adviser also places with brokers the Fund's buy and sell orders for portfolio securities. When the Adviser places these orders, it uses its best efforts to obtain the most favorable price and execution available for the Fund, except to the extent that the Fund may be permitted to pay higher commissions for brokerage and research services pursuant to Section 28(e) of the Securities Exchange Act of 1934. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of Fund shares as a factor in the selection of brokers to execute Fund portfolio transactions.

ADVISORY FEES

         The Fund pays the Adviser an advisory fee calculated at an annual rate of 0.50% of the average daily net asset value of the Fund. The advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Fund's expense ratio to 2.00% of its average daily net assets. Any contractual waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year.

FUND EXPENSES


         The Fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser. Ordinary business expenses include the advisory fees of the Adviser, custodial fees, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the Fund shares with federal and state securities agencies, and the Fund's proportionate share of the collective general expenses, such as expenses of printing and distributing shareholder reports. Expenses applicable to more than one of the Gateway funds are either allocated on the basis of the number of shareholders or net assets in each fund. These collective expenses include, but are not limited to, certain printing and mailing costs, professional fees, and insurance costs.


         The Adviser provides shareholder, transfer, and dividend disbursing services to the Fund. The Adviser charges a monthly minimum fee of $2,500 for these shareholder services. The Fund reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing shareholder services. The portion of the reimbursement related to processing expenses cannot exceed 0.20% of the Fund's average net assets. The Fund pays the Adviser a monthly fee of $4,000 for financial and administrative services provided by the Adviser

Taxes

DIVIDENDS AND DISTRIBUTIONS

       The Fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

       Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your Fund shares.

TAXES ON REDEMPTIONS AND EXCHANGES

       Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

TAXES ON IRAS


       Contributions, investments, and distributions with respect to IRAs are subject to specific IRS rules. The IRA Investment Kit contains additional information about these rules.


ADDITIONAL INFORMATION

       The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of federal, state, and local taxes to dividends and distributions received on your shares of the Fund and to proceeds received from redemptions or exchanges of Fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in the Fund.

Investment Practices And Restrictions

CINCINNATI FUND

         The investment objective of the Cincinnati Fund is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area ("Cincinnati Companies").

         Investment Practices: The Fund attempts to achieve its objective by investing in the common stocks of Cincinnati Companies that meet certain criteria included in a proprietary model developed by the Adviser. These criteria include level of employment and nature of operations in the Greater Cincinnati Area. The Adviser has also incorporated certain industry diversification, liquidity, market capitalization, and listing criteria into the model. The Adviser uses the proprietary model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock.

         To be eligible for inclusion in the Fund's portfolio, a stock currently must meet the following model criteria: (1) the stock must be issued either by a company that employs at least fifty persons in the Greater Cincinnati Area or by a company that maintains its corporate headquarters in the Greater Cincinnati Area, (2) the stock must be issued by a company with a market capitalization of $5 million or more; and, (3) the stock must be listed on a national securities exchange, such as the New York Stock Exchange, the American Stock Exchange or the National Market System of the NASDAQ. The Greater Cincinnati Area, for purposes of the model, is defined as the Cincinnati and Hamilton-Middletown Consolidated Metropolitan Statistical Area ("CMSA"). The CMSA includes Hamilton, Clermont, Warren, and Butler counties in Ohio; Boone, Campbell, and Kenton counties in Kentucky; and Dearborn county in Indiana.

         The Adviser rebalances the portfolio and makes appropriate adjustments in the portfolio to reflect changes in the underlying corporate data. In addition, the Adviser may modify the proprietary model, or the selection criteria incorporated in the model, in response to market and economic developments. Such modifications could result in changes to the composition of the Fund's portfolio.

RISK FACTORS

         There are risks inherent in all securities investments. Thus, there can be no assurance that the Fund will be able to achieve its investment objective. Changes and developments in the economic environment of the Greater Cincinnati Area may have a disproportionate effect on the Fund's portfolio. Because the composition of the Fund's portfolio is determined by the model's criteria, the Adviser generally will not consider other factors, such as favorable or unfavorable developments regarding a particular Cincinnati Company or its stock, in managing the portfolio.

         The portfolio of the Fund contains some small capitalization stocks. Investments in companies with smaller capitalization are generally more volatile and may be less liquid than investments in companies with larger capitalization.

         As the Fund has a long-term investment objective, it may not be an appropriate investment for persons intending to hold Fund shares for less than six months.

OTHER INVESTMENT STRATEGIES

         Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities from two sources: (1) those issued by companies that maintain their headquarters in the Greater Cincinnati Area; and,
(2) those issued by companies that are headquartered elsewhere who rank among the 25 largest publicly held employers in the Greater Cincinnati Area. The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper, or certificates of deposit. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash instruments. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.

         In a repurchase agreement, the Fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the Fund's disposition of the collateral held as security for these transactions. Such repurchase agreements are fully collateralized and the Fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

ADDITIONAL INFORMATION

         For further information concerning the investment practices described above and certain risks associated with them, see "Investment Objectives and Practices" in the SAI.

FUNDAMENTAL POLICIES

         The investment objective and investment restrictions of the Fund are designated as fundamental policies. Such fundamental policies may not be changed without approval of the holders of a majority of the Fund's outstanding shares.

         The investment practices of the Fund as described above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

         Certain investment restrictions applicable to the Fund are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the Fund are set forth in the SAI under the same caption.

         Investments in One Issuer: The Fund may not purchase any security if, as a result, the Fund would then hold more than 10% of the common stock of the issuer.
         Investments in Start-Up Companies: The Fund may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies less than three years old.

         Investments in Repurchase Agreements: The Fund may not invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.

General Information About The Gateway Trust

THE TRUST AND THE BOARD OF TRUSTEES

         The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has four series: the Cincinnati Fund, the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund), and the Gateway Small Cap Index Fund. Shares of the Cincinnati Fund are offered by this prospectus. The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Small Cap Index Fund are offered by a separate prospectus.

         The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

         Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

SHAREHOLDER MEETINGS AND VOTING

         A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.


         On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of February 1, 1997, Firstcinco, a common trust fund of Star Bank, N.A. of Cincinnati, Ohio, held more than 25% of the outstanding shares of the Fund. Thus, Firstcinco may be deemed to be a control person of the Fund as of that date.



         As of December 31, 1996, the shareholders of the Index Plus Fund controlled approximately 84% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Index Plus Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

--------------------------------------------------------------------------------

                               The Gateway Trust

--------------------------------------------------------------------------------


                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773


                      Statement of Additional Information
                               Dated May 1, 1997


         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of The Gateway Trust (the "Trust") for the Gateway Index Plus, Mid Cap Index, and Small Cap Index Funds dated May 1, 1997. A copy of the Prospectus may be obtained from the Trust, by written or telephone request, directed to the Trust at the address or the telephone number shown below.


--------------------------------------------------------------------------------

                                 P. O. Box 5211
                          Cincinnati, Ohio 45201-5211
                                 (800) 354-6339

--------------------------------------------------------------------------------

                               Table of Contents


Table of Contents.......................................................
Introduction............................................................
     General Information about Gateway Trust............................
Investment Objectives and Practices.....................................
     Gateway Index Plus Fund............................................
     Gateway Mid Cap Index Fund.........................................
     Gateway Small Cap Index Fund.......................................
Option Transactions.....................................................
     Selling Covered Call Options.......................................
     Selling Covered Put Options........................................
     Purchase of Put and Call Options...................................
     Options on Securities Indexes......................................
     Covered Index Call Options Sold by the Index Plus Fund.............
Investment Practices, Risks and Restrictions............................
     Other Investment Practices.........................................
     Certain Risks......................................................
     Investment Restrictions............................................
Performance and Risk Information........................................
     Performance Information............................................
     Total Return Calculations..........................................
     Historical Results.................................................
     Risk Information...................................................
     Comparative Indexes................................................
     Standard Deviation.................................................
     Beta...............................................................
     Rankings and Comparative Performance Information...................
Shareholder Services....................................................
     Shareholder Account................................................

     Automatic Investment Plan...............................................
     Systematic Withdrawal Plan..............................................
     IRAs....................................................................
     Qualified Pension and Profit Sharing Plans..............................
Additional Purchase and Redemption Information...............................
Investment Advisory and Other Services.......................................
     Gateway Investment Advisers, L.P........................................
     Investment Advisory Contracts...........................................
     Custodian...............................................................
     Shareholder Servicing, Transfer, Dividend Disbursing
     and Financial Servicing Agent...........................................
Brokerage....................................................................
Additional Tax Matters.......................................................
   Federal Tax Matters.......................................................
     State and Local Tax Aspects.............................................
Trustees and Officers of the Trust...........................................
Independent public Accountants and Financial Statements......................
Principal Holders of Fund Shares.............................................
     Index Plus Fund.........................................................
     Mid Cap Index Fund......................................................
     Small Cap Index Fund....................................................
     Shares Held By Adviser..................................................
Schedule A...................................................................
Schedule B...................................................................
Schedule C...................................................................
Schedule D...................................................................

                                  INTRODUCTION

GENERAL INFORMATION ABOUT GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). At present, there are four series of the Trust:

--------------------------------------------- --------------------------
                Name of Fund                       Date Organized
--------------------------------------------- --------------------------
Gateway Index Plus Fund                         1977

Gateway Mid Cap Index Fund                      July 1992

Gateway Small Cap Index Fund                    April 1993

Cincinnati Fund                                 November 1994
--------------------------------------------- --------------------------

         Gateway Index Plus Fund was known as Gateway Option Index Fund until March, 1990; as Gateway Option Income Fund until February, 1988; and as Gateway Option Income Fund, Inc. until May, 1986. Gateway Mid Cap Index Fund was known as Gateway Capital Fund until December, 1993.

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus and Statement of Additional Information.

         Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's By-laws, as amended.

                      INVESTMENT OBJECTIVES AND PRACTICES

GATEWAY INDEX PLUS FUND

         The Index Plus Fund's investment objective is to achieve a high total return at a reduced level of risk. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Index Plus Fund primarily invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 100 Stock Index (the "100 Index"). A list of the companies whose stocks are included in the 100 Index is set forth in Schedule "A" to this Statement. The Fund sells call options on the 100 Index and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund occasionally purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes and, purchase call options on securities indexes;
however, the Fund does not intend to enter into these types of transactions in the coming year.

GATEWAY MID CAP INDEX FUND

         The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Mid Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the S&P MidCap 400 Index (the "400 Index"). A list of the companies whose stocks are included in the 400
Index is set forth in Schedule "B" to this Statement. Because the 400 Index is composed of four hundred equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 400 Index. Although Gateway Investment Advisers, L.P., the Adviser to the Funds ("Adviser") monitors the Mid Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Mid Cap Index Fund substantially corresponds to the composition of 400 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 400 Index.

        The Mid Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 400 Index and similar middle capitalization securities indexes. The Mid Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

      The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap
Index (the "250 Index"). A list of the companies whose stocks are included in the 250 Index is set forth in Schedule "C" to this Statement. Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. Although the Adviser monitors the Small
Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Small Cap Index Fund substantially corresponds to the composition of 250 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 250 Index.

        The Small Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.


                         OPTION TRANSACTIONS

         This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

        A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

       The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

        The Index Plus Fund is the only Gateway fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Sale of Covered Call Index Options by the Index Plus Fund."

SELLING COVERED PUT OPTIONS

        The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits
U. S. government securities (or other high grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.

         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Index Plus Fund is the only Gateway fund authorized to sell covered put options. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

        The Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each are authorized to purchase index put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets.

OPTIONS ON SECURITIES INDEXES

         An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE INDEX PLUS FUND

         The Index Plus Fund sells call options on the 100 Index in an attempt to earn a greater total return over the long term than it would earn by investing only in the stocks in the 100 Index.

         Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both) on the 100 Index. The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells a call option on the 100 Index, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the 100 Index (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

       When the Fund sells a call option on the 100 Index, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission. The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option the securities against which the call option is written, (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option, or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding the stocks included in the 100 Index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option on the 100 Index.

       The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the 100 Index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the 100 Index, the Fund would not be able to close out its option positions.

        The Index Plus Fund has the authority to sell covered call options on indexes other than the 100 Index. If the Fund did so, considerations similar to those described above would be applicable to such options.

      Additional information about the Fund's investment practices and strategies with respect to option transactions, and certain risks related to such transactions, is set forth under the caption "Investment Practices" in the Combined Prospectus.

                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

         Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions. In addition, each fund may hold cash received from the sale of its shares which it has not yet invested. The Adviser may determine, from time to time, that one or more funds should temporarily reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stocks. Cash held by a fund, for whatever reason, may be invested in securities of the
U. S. government or any of its agencies, bankers' acceptances, commercial paper or certificates of deposit (collectively "cash equivalents") or repurchase agreements.

         Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

         Repurchase agreements are instruments under which the fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

        The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries and factors affecting the performance of individual stocks.

         Standard and Poor's Corporation ("S&P") obtains information for inclusion in or for use in the calculation of the S&P 100 Index and the S&P MidCap 400 Index from sources which S&P considers reliable. S&P HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE INDEX PLUS FUND OR THE MID CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN.

        Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap
Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

         Other risks related to the investment practices and strategies of each fund are described in the under the caption "Investment Practices" in the Combined Prospectus.

INVESTMENT RESTRICTIONS

       The Trust has adopted certain fundamental policies with respect to each of the funds that may not be changed without a vote of shareholders of that fund. Under these policies, the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but the fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position, (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market. In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow in an amount up to one-quarter of the value of its total assets including the amount borrowed. If due to market fluctuations or other reasons the value of such fund's assets falls below 400% ofits borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage, but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. (The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.)

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than one-half of 1% of the securities of that company, together own beneficially more than 5% of such securities.

         8. A fund may not buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.

         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

         10. A fund may not make investments for the purpose of exercising control or management.

         11. A fund may not participate on a joint basis, or a joint and several basis, in any trading account in securities.

         12. A fund may not purchase any security restricted as to disposition under the Federal securities laws.

         13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         14. A fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements. No more than 5% of the fund's assets will be invested in repurchase agreements which have a maturity longer than seven days.In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. A fund may not purchase any security (other than U. S. Government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables),

                Government securities and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. (All of the Trust's funds taken as a group also must satisfy this 10% test.)

         17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

         18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Index Plus Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes, (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof, (iii) sell covered put options, provided that after any such sale the Index Plus Fund would not have more than 50% of its total assets taken at current value) subject to being invested on the exercise of put options, and (iv) enter into closing purchase transactions with respect to such options, and (b) the Mid Cap Index Fund and the Small Cap Index Fund each may purchase exchange-traded puts and calls, provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.


         Although the practices described in paragraphs 4, 5 and 6 above could involve more than 5% of a fund's assets, none of those practices has been employed by any fund (or the Index Plus Fund's predecessor, Gateway Option Income Fund, Inc.) since January'1, 1983. The Adviser has no current intention of causing any fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The funds may quote performance in various ways. All performance information supplied by the funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration.A fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula.

P (1 + T)n  = ERV where                  T equals:  Average annual total return
                                         n equals:  Number of years and portion of a year
                                       ERV equals:  Ending redeemable value (of an initial
                                                    hypothetical $1,000 investment) at the end
                                                    of the period
                                         P equals:  $1,000 (the hypothetical initial investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of ompcaring investment alternatives, shareholders should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year and cumulative total returns may be quoted as a percentage or as a dollar amount.

HISTORICAL RESULTS

         The following chart shows each fund's average annual and cumulative total returns for the period ended December 31, 1996:

--------------------------------------------- --------------- --------------- --------------- ---------------------
        Average Annual Total Return              One Year       Five Year       Ten Years         Life of Fund
--------------------------------------------- --------------- --------------- --------------- ---------------------
Index Plus Fund                                   10.53%           7.91%           9.88%            10.33%
Mid Cap Index Fund                                15.33            N/A             N/A               9.25
Small Cap Index Fund                              17.04            N/A             N/A              10.57
--------------------------------------------- --------------- --------------- --------------- ---------------------


--------------------------------------------- --------------- -------------- ---------------- ---------------------
          Cumulative Total Return                One Year        Five Year      Ten Years         Life of Fund
--------------------------------------------- --------------- -------------- ---------------- ---------------------
Index Plus Fund                                   10.53%          46.32%        156.63%             552.30%
Mid Cap Index Fund                                15.33             N/A            N/A               45.66
Small Cap Index Fund                              17.04             N/A            N/A               42.74
--------------------------------------------- --------------- -------------- ---------------- ---------------------

         The table below shows the redeemable value on December 31, 1996 for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods (or at the commencement of the fund's operations). The table assumes all dividends and distributions have been reinvested in additional fund shares.

--------------------------------------------- --------------- -------------- ---------------- ---------------------
                                                 One Year       Five Years      Ten Years         Life of Fund
--------------------------------------------- --------------- -------------- ---------------- ---------------------
Index Plus Fund                                  $11,053          $14,632        $25,562            $65,230
Mid Cap Index Fund                               $11,153            N/A            N/A              $14,566
Small Cap Index Fund                             $11,704            N/A            N/A              $14,274
--------------------------------------------- --------------- -------------- ---------------- ---------------------

RISK INFORMATION

         In evaluating the performance of any investment, including an investment in a Gateway Fund, it is important to understand the risks involved in the investment.Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss, than an investment in a mutual fund that invests in U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given shareholder will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

COMPARATIVE INDEXES

         The performance and risk of the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund is compared to the performance and risk of the S&P 500 Index and the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes.

STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

         For example, as of December 31, 1996, the annual standard deviation for the Index Plus Fund over the past three years was 4.31% while the standard deviation for the S&P 500 Index was 9.58% Thus, the S&P 500 Index was almost twice as volatile as the Index Plus Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time and a total return ranging from -35% to +55% about 97% of the time.

BETA

         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

         For example, the beta of the Index Plus Fund was 0.32 for the five year period ended December 31, 1996. The Index Plus Fund would be expected to perform approximately one third as well as the market (as defined by S&P 500 Index) in up markets and one third as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings (such as the proprietary ratings published by Morningstar, Inc.) or rankings (such as the rankings of funds in various categories published by Lipper Analytical Services, Inc.). Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.


                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend, disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

SHAREHOLDER ACCOUNT

         Each fund maintains a shareholder account for investors who purchase its shares. The shareholder account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of purchases, redemptions, and share balances for each shareholder. Shortly after each purchase, the Servicing Agent will mail a confirmation to the shareholder showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, a shareholder may elect any of the following options: (1) reinvestment at net asset value of all distributions or (2) payment in cash of all distributions. If no election is made, all distributions will be einrvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any shareholder account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of any of the funds may be purchased on a monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such money transferred automatically from a shareholder's bank account to the Trust for purchase of shares. A shareholder can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-6339.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Plan (or is contidnue use of the Plan) by contacting Shareholder Services at
(800) 354-6339.

IRAS

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA (the "Gateway IRA") which can be adopted by an investor and which is specifically designed to permit the shareholder to invest in shares of the Gateway funds selected by the shareholder. The custodian of the Gateway IRAs is Star Bank.
Investors can obtain forms to establish Gateway IRAs by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about IRA's, please refer to your IRA Investment Kit which you can receive by calling the phone number above.

         A shareholder may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to the Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that a shareholder can use to make direct IRA transfers.

        A shareholder can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, Ohio
                  Name (insert shareholder name)
                  Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         A shareholder can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of
(insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, Ohio 45201-5211

         A shareholder can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the shareholder and by endorsing or cashing the check and depositing some or all of the proceeds in his or her Gateway IRA. The deposit must be delivered in person or mailed to The Gateway Trust at the above address within sixty days of receiving the distribution. The employer's plan must withhold 20% of the taxable amount for Federal income tax if a shareholder chooses a sixty-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, a shareholder should contact Shareholder Services at (800) 354-6339.

        The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust on any IRA, SEP-IRA, retirement, pension or profit-sharing plan, including a 401(k) plan. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

QUALIFIED PENSION AND PROFIT SHARING PLANS

         Employers with existing retirement, pension or profit sharing plans may purchase shares of any fund by completing the New Account Application Form which accompanies the Prospectus. The possible use, at no additional charge, of the Systematic Withdrawal Plan provides an optional method for employees to receive retirement benefits on a regular basis.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Shares" and "How To Sell Shares" in the Combined Prospectus. Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of any fund is included in the Combined Prospectus under the caption "How Fund Shares Are Priced."

         CERTIFICATES FOR SHARES OF ANY FUND WILL NOT BE ISSUED.

        The minimum initial investment is $1,000 ($500 for IRA's) and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to accept or reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter 60 days prior to redeeming the shareholder's account(s).

         The Trust may automatically redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the funds are not available for purchase at the time the aggregate value of the account(s) falls below $800.

        The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

        The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions, (on the date of receipt by the Servicing Agent of all necessary documents)regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (1) on the written request for redemption, (2) on a stock power which should specify the total number of shares to be redeemed, or
(3) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in any of the markets which a fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (3) if any emergency exists as defined by the Commission so that disposal of investments or determination of a fund's net asset value is not reasonably practicable, or (4) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

        The Trust has elected to be governed by Rule18f-1 of the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund whose shares are being redeemed. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P., a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. Gateway Investment Advisers, L.P. (the "Adviser") became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated (ABII) is the sole limited partner with a 24% ownership interest. ABII is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the funds of the Trust, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is the Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by Alex. Brown & Sons Incorporated as a Managing Director.

INVESTMENT ADVISORY CONTRACTS

         The Trust has retained the Adviser under investment advisory contracts ("Adviser Contracts") to act as investment manager and in such capacity supervise the investments of the Gateway funds, subject to the policies and control of the Trust's Board of Trustees. Contracts for the Index Plus Fund, Mid Cap Index Fund and Small Cap Index Fund became effective December 15, 1995. Services were provided by GIA under substantially identical contracts prior to this date.

         Pursuant to the Adviser Contracts, the Adviser, at its sole expense, provides each fund with (1) investment recommendations regarding such fund's investments, (2) office space, telephones, and other office equipment, and (3) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (1) advertising and other marketing expenses in connection with the sale of the shares of the funds, (2) expenses of printing and distributing prospectuses and related documents to prospective stockholders, and (3) association membership dues (other than for the Investment Company Institute). The Adviser Contracts further provide that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contracts provide that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated between the funds by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

      *  fees and expenses of Trustees not employed by the Adviser.

      * expenses of printing and distributing prospectuses to current shareholders of the Trust.

      * expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws and maintaining and updating such registrations and qualifications.

      * interest expense, taxes, fees and commissions (including brokerage commissions).

      *  expenses related to repurchases and redemptions of shares.

      * charges and expenses of custodians, transfer agents, dividend disbursing agents and other service providers.

      *  expenses of valuing shares of each fund.

      * printing and mailing costs other than those expressly assumed by the Adviser.

      *  auditing, accounting and legal expenses.

      * expenses incurred in connection with the preparation of reports to shareholders and governmental agencies.

      *  expenses of shareholder meetings and proxy solicitations.

      *  insurance expenses.

      * all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

      In return for the services and facilities furnished by the Adviser, the Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each pays the Adviser an advisory fee computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million. The rate of such advisory fee is higher than that paid by many other funds for advisory services.

         If total expenses of any fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed the specified percentage of such fund's average daily net asset value for such year, the Adviser Contracts require the Adviser to bear all such excess expenses up to the amount of the advisory fees. The applicable expense limitation percentage for each fund are: 1.5% of the Index Plus Fund's average daily net asset value, 1.5% of the Mid Cap Index Fund's average daily net asset value, and 2.0% of the Small Cap Index Fund's average daily net asset value. Each month the investment advisory fee is determined and each fund's expenses are projected. If such fund's projected expenses are in excess of the above-stated expense limitations, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to each fund shall not exceed the aggregate advisory fee paid by such fund to the Adviser for such year.

         The following table shows the advisory fees earned by the Adviser and the amount of the fees waived by the Adviser in the years ended December 31, 1996, 1995, and 1994.


--------------------- ------------------------- ----------------------------- ---------------------------------
   Fee and Waiver         Index Plus Fund            Mid Cap Index Fund             Small Cap Index Fund
--------------------- ------------------------- ----------------------------- ---------------------------------
1996 Fee Earned               $1,272,990                    $54,410                        $  91,823
1996 Fee Waived                    0                        $54,410                        $  91,823
1996 Fee Paid                 $1,272,990                       0                                0

--------------------- ------------------------- ----------------------------- ---------------------------------

1995 Fee Earned               $1,246,576                    $50,766                        $  85,502
1995 Fee Waived                    0                        $50,766                        $  85,502
1995 Fee Paid                 $1,246,576                       0                                0

--------------------- ------------------------- ----------------------------- ---------------------------------

1994 Fee Earned               $1,273,842                    $84,778                        $ 114,449
1994 Fee Waived                    0                        $81,284                        $  15,135
1994 Fee Paid                 $1,273,842                    $ 3,494                        $  99,314
--------------------- ------------------------- ----------------------------- ---------------------------------


         The Adviser Contracts further provide that the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder. The Advisory Contracts contemplate that the Adviser may act as an investment manager or adviser for others.

        The Adviser Contracts may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract, and by vote of the shareholders of the applicable fund.

         The Adviser Contracts may be terminated, upon 60-days written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the applicable fund or (iii) by the Adviser. Each Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contracts continue in effect until December 31, 1997; and thereafter, provided that its continuance for the funds for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the advisory contract or "interested persons" (as defined in The Investment Company Act of 1940) by votes cast in person at a meeting specifically called for such purposes.

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL
SERVICING AGENT

       The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains an account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "Shareholder Services" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payment to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust's current prospectuses

         Each fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. Each fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The portion of the reimbursement related to processing expenses cannot exceed 0.2% of the fund's average net assets. In addition, each fund pays the Servicing Agent a monthly fee of $4,000 for the financial and administrative services it provides. For the year ended December 31, 1996, the Adviser earned $636,835 in its capacity as Servicing Agent to all four funds of the Trust.

                                   BROKERAGE

         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for each fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transactions where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in each fund's best interests, considers all relevant factors, including:

      *  price.

      * the size of the transaction, the nature of the market for the security.

      *  the amount of commission.

      * the timing of the transaction taking into account market prices and trends.

      * the reputation, experience and financial stability of the broker-dealer involved.

      * the quality of service rendered by the broker-dealer in other transactions.

       Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

        The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Alex. Brown & Sons Incorporated, or any of its affiliates ("Alex. Brown"), in its capacity as a registered broker-dealer, will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates.

         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Alex. Brown) may be prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Therefore, Alex. Brown will not serve as the Trust's dealer in connection with over-the-counter transactions. However, Alex. Brown may serve as the Trust's broker in over-the counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

        The Trust will not effect any brokerage transactions in its portfolio securities with Alex. Brown if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Alex. Brown, it is the policy of the Trust that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Alex. Brown on comparable transactions for its most favored unaffiliated customers, except for customers of Alex. Brown considered by a majority of the Trust's disinterested Trustees not to be comparable to the Trust. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Alex. Brown to the Fund and its other customers, and other information concerning the commissions charged by other qualified brokers. It is not contemplated that brokerage transactions will be effected exclusively through Alex. Brown. The Adviser may from time to time use other brokers, including brokers that provide research services as discussed below.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, 'brokerage and research services include:

      * advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities.

      * furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts.

      * effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      * services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients may be used by the Adviser for the benefit of the Trust.

         The Adviser has an agreement with Bridge Information Systems, Inc. ("Bridge") to direct brokerage transactions to Bridge because of research services provided to the Adviser. For the fiscal year ended December 31, 1996, the Trust paid brokerage commissions of $192,607 for effecting brokerage transactions totaling $95,794,373. The Adviser may from time to time enter into similar agreements with other brokers.

         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 1996, 1995, and 1994.

--------------------------- -------------------------- -------------------------- ---------------------------
       Name of Fund             1996 Commissions           1995 Commissions            1994 Commissions
--------------------------- -------------------------- -------------------------- ---------------------------
Index Plus Fund                    $274,816                   $128,373                    $76,077
Mid Cap Index Fund                    3,909                   $  6,982                    $ 9,121
Small Cap Index Fund                  9,766                     12,492                    $24,677
--------------------------- -------------------------- -------------------------- ---------------------------

         The increased levels of commissions paid by the Index Plus Fund from 1994 to 1995 are attributable primarily to the resumption of the use of exchange-traded options by the fund in 1995. During 1994, the fund used primarily over-the-counter option contracts which are traded on a principal basis with no direct commission charges.

         The increased levels of commissions paid by the Index Fund from 1995 to 1996 are attributable to: increased levels of shareholder activity resulting in higher portfolio turnover; and to increased use of put options to hedge the portfolio.


                             ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Prospectuses is included for general information only. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in the Trust.

FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Except as noted below, each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test that requires no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits each fund's ability to deal with investments held, or options outstanding, less than three months. In 1987, the Index Plus Fund failed to satisfy the 30% Test as a result of an unusual volume of short-term gains realized by the fund following the stock market drop in October 1987. As a consequence, the Fund failed to qualify under Subchapter M and became subject to federal income tax and state franchise tax for 1987. The Index Plus Fund has qualified under Subchapter M each year since 1987.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax advisor. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital-loss carryforwards.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital-loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

STATE AND LOCAL TAX ASPECTS

         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax advisor as to the status of his shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and Officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 52.

        *J. Patrick Rogers, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; President of the Trust since 1997; President of the Company since 1995;portfolio manager of the funds; co-portfolio manager of the funds prior to 1997; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1989. Age 33.

         Stefen F. Brueckner, Anthem Companies, Inc., 120 Monument Circle, Mail Location M4C, Indianapolis, Indiana 46204; Trustee of the Trust since October 1992; Director, Chief Executive Officer, and President, Anthem Companies, Inc. since 1995. Prior thereto, Director, and President of Community Mutual Insurance Company (health insurer) since 1991 and various management positions since 1986. Director of Anthem Health and Life Insurance Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries. Age 47.

         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York, 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research). Age 51.

         Beverly S. Gordon, 8591 Woodbrier Drive, Sarasota, Florida, 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 66.

         R.S. (Dick) Harrison, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of the Trust since April 1996 and from 1977 through 1982; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati,

Ohio. Director of Sencorp and Anderson Bank of Cincinnati, Ohio and Trustee of Kenyon College. Age 65.

         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida, 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 68.

         *Geoffrey Keenan, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Vice President of the Trust since April 1996; Chief Operations Officer, Gateway Investment Advisers, L.P. since 1995; Executive Vice President and Chief Operations Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 38.

         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Treasurer of the Trust since October, 1995; Chief Financial Officer of the Adviser since 1996, Comptroller of the Adviser from October, 1995 to December 1996, Audit Manager and Senior Manager, Price Waterhouse from September, 1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1992. Age 31.

         *Donna M. Squeri, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co., a registered investment adviser, from October, 1984 to September, 1993. Age 37.

         *Messrs. Sall, Rogers, Keenan, and Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall is an "interested person" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan and Stewart and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1996.

---------------------- ----------------------------------------------
                                    Total Compensation
   Name of Trustee                      From Trust
---------------------- ----------------------------------------------
Stefen F. Brueckner                    $  8,200.00
Kenneth A. Drucker                     $  9,800.00
Beverly S. Gordon                      $  6,600.00
R. S. Harrison                         $  3,300.00
Walter G. Sall                         $      0.00
William H. Schneebeck                  $  9,800.00
---------------------- ----------------------------------------------


            INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, prepares each fund's tax returns and provides financial, tax and accounting consulting services as requested.

         The financial statements and independent auditor's report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1996.


                        PRINCIPAL HOLDERS OF FUND SHARES

INDEX PLUS FUND

         As of XXX, the Index Plus Fund had XXX shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

------------------------------------------------------------- ------------------------- ----------------------------
                      Name and Address                            Number of Shares           Percent of Class
------------------------------------------------------------- ------------------------- ----------------------------
Charles Schwab and Company
101 Montgomery Street
San Francisco, California 94104

Trustees and Officers of the Trust as a group

Officers and Directors of the Adviser as a group
------------------------------------------------------------- ------------------------- ----------------------------

MID CAP INDEX FUND

         As of XXX, the Mid Cap Index Fund had XXX shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

-------------------------------------------------------------- -------------------------- --------------------------
                  Name and Address of Owner                        Number of Shares           Percent of Class
-------------------------------------------------------------- -------------------------- --------------------------

Trustees and Officers of the Trust as a group

Officer and Directors of the Adviser as a group
-------------------------------------------------------------- -------------------------- --------------------------

SMALL CAP INDEX FUND

         As of XXX, the Small Cap Index Fund had XXX shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

-------------------------------------------------------------- -------------------------- --------------------------
                  Name and Address of Owner                        Number of Shares           Percent of Class
-------------------------------------------------------------- -------------------------- --------------------------


Trustees and Officers of the Trust as a group

Officers and Directors of the Adviser as a group                                                 Less than 1%
-------------------------------------------------------------- -------------------------- --------------------------

         The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power within respect to any such security. or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER

         As of February 4, 1997, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

------------------------------------ ------------------------------------ --------------------------------------
           Name of Fund                       Number of Shares                    Percentage of Shares
------------------------------------ ------------------------------------ --------------------------------------
Index Plus Fund                                    509,624                               4.65%
Mid Cap Index Fund                                 282,539                              58.55%
Small Cap Index Fund                               449,580                              50.21%
------------------------------------ ------------------------------------ --------------------------------------

                                   SCHEDULE A

                     (STOCKS INCLUDED IN THE S&P 100 INDEX)


Aluminum Company Of America              Digital Equipment Corp.                May Department Stores Company
American Electric Power                  Disney, Walt Company                   McDonalds Corporation
   Company Inc.                          Dow Chemical Company                   MCI Communications Corporation
American Express Company                 Du Pont Company                        Merck and Company Inc.
American General Corporation             Eastman Kodak Company                  Merrill Lynch and Company
American International Group Inc.        Entergy Corporation                    Minnesota Mining and
Ameritech                                Exxon Corporation                         Manufacturing
Amoco Corporation                        Federal Express Corporation            Mobil Corporation
AMP Incorporated                         First Chicago Corporation              Monsanto Company
AT & T Corp                              First Fidelity Bancorp                 National Semiconductor
Atlantic Richfield Company               First Interstate Bancorp.                 Corporation
Avon Products Inc.                       Fluor Corporation                      Norfolk Southern Corporation
Baker Hughes Incorporated                Ford Motor Company                     Northern Telecom Limited
Bankamerica Corporation                  General Dynamics Corporation           Nynex Corporation
Baxter International Inc.                General Electric Company               Occidental Petroleum Corporation
Bell Atlantic Corporation                General Motors Corporation             Pepsico Inc.
Bethlehem Steel Corporation              Great Western Financial                Pharmacia & Upjohn
Black and Decker Corporation                Corporation                         Polaroid Corporation
Boeing Company                           H.J. Heinz Company                     Ralston Purina Company
Boise Cascade Corporation                Halliburton Company                    Raytheon Company
Bristol Myers Squibb Company             Harrah's Entertainment, Inc.           Rockwell International Corporation
Brunswick Corporation                    Harris Corporation                     Schlumberger Limited
Burlington Northern Santa Fe             Hewlett Packard Company                Sears Roebuck and Company
   Corp New                              Homestake Mining Company               Southern Company
Capital Cities ABC Inc.                  Honeywell Inc.                         Tandy Corporation
Ceridian Corporation                     Intel Corporation                      Tektronix Inc.
Champion International                   International Business                 Teledyne Inc.
   Corporation                              Machines Corp                       Texas Instruments Incorporated
Chrysler Corporation                     International Flavors and              Toys R Us Inc.
CIGNA Corporation                           Fragrances                          UNICOM Corp.
Citicorp                                 International Paper Company            Unisys Corporation
Coastal Corporation                      ITT Corporation                        United Technologies Corporation
Coca Cola Company                        Johnson and Johnson                    Wal Mart Stores Inc.
Colgate Palmolive Company                K Mart Corporation                     Weyerhaeuser Company
Computer Sciences Corporation            Limited Inc.                           Williams Companies
Delta Air Lines Inc.                     Mallinkrodt Group Inc.                 Xerox Corporation

                                   SCHEDULE B

                 (STOCKS INCLUDED IN THE S&P MIDCAP 400 INDEX)

A. Schulman Inc.                          Best Buy Company Inc.                    Conner Peripherals Inc.
A.G. Edwards Inc.                         Betz Laboraties                          Consolidated Papers Inc.
A.H. Belo Corporation Class A             Biogen Inc.                              Convex Computer Corporation
A.T. Cross Company                        BJ Services Company                      Coram Healthcare Corp.
Acuson Corporation                        Black Hills Corporation                  Cordis Corporation
ADC Telecommunications Inc.               BMC Software Inc.                        CPI Corporation
Adobe Sysems                              Bob Evans Farms Inc                      Cracker Barrel Old Country
Advanced Technology                       Borland International Inc.                  Store Inc
   Laboratories Inc                       Bowater Incorporated                     Crestar Financial Corp.
AES Corporation                           Brinker International Inc.               Crompton and Knowles
Aflac Inc.                                Brooklyn Union Gas Company                  Corporation
Air and Water Technologies Corp.          Brush Wellman Inc.                       Cypress Semiconductor
Airborne Freight Corporation              Buffets Inc.                                Corporation
Alaska Air Goup Inc.                      Burlington Industries Incorporated       Danaher Corporation
Albany International Corp. Cl. A          Cabot Corporation                        Datascope Corporation
Albemarle Corp                            Cadence Design Systems Inc.              Dauphin Deposit Corporation
Alexander and Baldwin Company             Calgon Carbon Corp.                      Dean Foods Company
Allegheny Ludlum Corporation              California Energy Company                Dell Computer Corporation
Allegheny Power System Inc.               Callaway Golf Company                    Delmarva Power and
Altera Corporation                        Calmat Company                              Light Company
Alumax Inc.                               Cardinal Health Inc.                     Dentsply International Inc.
American Financial Group Inc.             Carlisle Companies Inc.                  Dexter Corporation
American Power Conversion Corp.              Holding Co.                           Diagnostic Products Corporation
American President                        Carpenter Technology Corporation         Diamond Shamrock Inc.
   Companies Ltd.                         Carter Wallace Inc.                      Diebold Incorporated
Ametek Inc                                CBI Industries Inc.                      Dole Food Company Inc.
Anadarko Petroleum Corp.                  Centocor Inc.                            Dollar General Corporation
Analog Devices Inc                        Central Fidelity Banks Inc.              Donaldson Company Inc.
Angelica Corporation                      Central Louisiana Electric Co Inc        Dreyers Grand Ice Cream Inc.
Ann Taylor Stores, Inc.                   Central Maine Power Company              Duriron Company
Aon Corporation                           Century Telephone Enterprises            Duty Free International Inc.
Apache Corporation                        Charles Schwab Corporation               El Paso Natural Gas Company
Applied Bioscience                        Chesapeake Corporation                   Electronic Arts Inc
   International Inc                      Chiron Corporation                       EMC Corporation
Apria Healthcare Group Inc.               Chris Craft Industries Inc.              Ennis Business Forms Inc.
Arnold Industries Inc.                    Church & Dwight Co. Inc.                 Equifax Inc.
Arrow Electronics Inc.                    Cintas Corporation                       Ethyl Corporation
Arvin Industries Inc.                     Circus Circus Enterprises Inc.           Exabyte Corporation
AST Research Inc.                         Cirrus Logic Inc.                        Family Dollar Stores
Atlanta Gas Light Company                 City National Corporation                Federal Mogul Corporation
Atlantic Energy Inc.                      Claires Stores Inc.                      Federal Signal Corporation
Atlantic Southeast Airlines Inc.          Clayton Homes Incorporated               Ferro Corporation
Atmel Corp                                Cleveland Cliffs Inc                     FHP International Corp.
Avnet Inc                                    Holding Company                       Fifth Third Bancorp
Bancorp Hawaii Inc                        CML Group Inc.                           Fingerhut Companies Inc.
Banta Corp.                               CMS Energy Corporation                   First Brands Corp.
Battle Mountain Gold Company              Coca Cola Enterprises Inc.               First of America Bank Corporation
Bay Networks Inc                          Comdisco Inc.                            First Security Corporation
Bear Stearns Companies Inc.               Comerica Incorporated                    First Tennessee National Corp.
Beckman Instruments Inc.                  Compuware Corp                           First Virginia Banks Inc.
Bergen Brunswig Corporation               Comsat Corporation                       Fiserv Inc.

Flightsafety International Inc.               IVAX Corporation                        Minnesota Power and
Florida Progress Corporation                  J. M. Smucker Company                      Light Company
Flower Industries Inc.                        J.B. Hunt Transport Services Inc.       Mirage Resorts Incorporated
Forest Laboratories Inc.                      Jacobs Engineering Group Inc            Modine Manufacturing Company
Foundation Health Corporation                 Jones Apparel Group Inc.                Molex Incorporated
Franklin Resources Inc.                       Kansas City Power & Light               Montana Power Company
Fred Meyer Inc.                               Kansas City Southern Industries         Morrison Restaurants Inc.
Frontier Corporation                          Kaydon Corporation                      Murphy Oil Corporation
GATX Corporation                              Kelly Services Inc.                     Mylan Laboratories Inc.
Gencorp Inc.                                  Kemper Corporation                      Nabors Industries Inc.
Genzyme Corporation                           Kennametal Inc                          National Fuel Gas Company
Georgia Gulf Corp.                            Keysone International Inc.              National Presto Industries Inc.
Gibson Greetings Inc.                         Kohls Corp.                             NCH Corporation
Glatfelter, P. H. Company                     Laboratory Corp of America              Nellcor Incorporated
Global Marine Inc.                            Lancaster Colony Corporation            Nevada Power Company
Goulds Pumps Incorporated                     Lance Inc                               New England Electric System
Granite Construction Incorporated             Lands End Inc.                          New York State Electric and Gas
Green Tree Acceptance Inc.                    Lawson Products Inc                     Nextel Communications Inc.
H.B. Fuller Company                           Lawter International Inc.               Nine West
Hancock Fabrics Inc.                          Lee Enterprises Incorporated            Nipsco Industries Inc.
Hanna, M. A. Company                          Leggett and Platt Inc                   Noble Affiliates Inc.
Hannaford Brothers Company                    LG and E Energy Corp.                   Nordson Corporation
Harley Davidson Inc.                          Lincoln Telecommunications              Northeast Utilities
Harsco Corporation                               Company                              Northern Trust Corporation
Hartford Steam Boiler                         Linear Technology Corporation           Novacare Inc.
   Inspec and Ins                             Litton Industries Inc.                  Octel Communications Corp.
Hawaiian Electric Industries Inc.             Loctite Corporation                     OEA Inc.
Health Care & Retirement                      Longview Fibre Company                  Office Depot Inc.
Healthcare Compare Corp.                      LSI Logic Corporation                   Oklahoma Gas and
Healthsource Inc                              Lubrizol Corporation                       Electric Company
Healthsouth Rehabilitation Corp               Lukens Inc. Delaware                    Olin Corporation
Heilig Meyers Company                            Holdings Co.                         Olsten Corporation
Herman Miller Inc.                            Lyondell Petrochemical Company          Omnicom Group Inc.
Hibernia Corp                                 MacFrugals Bargains Close               Oregon Steel Mills Inc.
Home Shopping Network Inc.                       Outs Inc.                            Outback Steakhouse
Hon Industries Inc                            Magnetek Inc.                           Overseas Shipholding Group Inc.
Horizon CMS Healthcare Corp                   Manpower Inc.                           Pacific Healthcare Systems
Hospitality Franchise Systems, Inc            Mapco Inc.                              Paine Webber Group Inc.
Houghton Mifflin Company                      Mark IV Industries Inc.                 Parametric Technology
Hubbell Incorporated                          Marshall and Ilsley Corporation            Corporation
IBP Inc.                                      Maxxam Inc.                             Parker and Parsley
Idaho Power Company                           McCormick and Company                      Petroleum Company
Illinois Central Corporation                     Incorporated                         Parker Drilling Company
Illinova Corporation Holding C                McKesson Corporation                    Paychex Inc.
IMC Global Inc.                               MCN Corporation                         Pentair Inc.
Indiana Energy Inc.                           Measurex Corporation                    Perrigo Company
Information Resources Inc.                    Media General Inc.                      PHH Group Inc.
Informix Corporation                          Mentor Graphics Corporation             Pinnacle West Capital Corporation
Integrated Device Technology Inc.             Mercantile Bancorporation Inc.          Policy Management Systems Corp.
Intelligent Electronics Inc.                  Mercantile Bankshares Corporation       Portland General Corp.
International Dairy Queen Inc                 Meridian Bancorp Inc.                      Holding Co.
International Game Technology                 Michael Foods Inc.                      Potomac Electric Power Company
International Multifoods                      Microwarehouse Inc                      Precision Castparts Corporation
   Corporation                                Mid American Engergy Company            Progressive Corporation
Ipalco Enterprises Inc.                                                               Promus Hotel Corporation

Provident Life and Accident                       Solectron Corp                           Topps Company Inc.
   Ins CL B                                       Sonoco Products                          Tosco Corporation
Public Service Company                            Sotheby's Holdings, Inc. (Class A)       Transatlantic Holdings Inc.
   of Colorado                                    Southdown Incorporated                   Trinity Industries Inc.
Public Service Company of                         Southern New England                     Tyson Foods Inc
   New Mexico                                        Telecommun Corp.                      U.S. Robotics
Puget Sound Power and Light Co.                   Southtrust Corporation                   UJB Financial Corp.
Quaker State Corporation                          Southwestern Public                      Unifi Incorporated
Quantum Corporation                                  Service Company                       Universal Corporation Holding Co.
Questar Corp Holding Co                           Standard Register Company                Universal Foods Corporation
Ranger Oil Limited                                Stanhome Incorporated                    Utilicorp United Inc.
Rayonier Inc.                                     Staples Inc.                             Valero Energy Corporation
Regions Financial Corp                            State Street Boston Corp.                Value Health Inc.
Revco DS Inc.                                     Sterling Chemicals                       Vanguard Cellular Systems Inc.
Reynolds and Reynolds Company                     Stewart and Stevenson                    Varco International Inc.
Rohr Industries Inc.                                 Services Inc.                         Varian Associates Inc.
Rollins Environmental                             Storage Technology Corporation           Verifone Inc.
   Services Inc.                                  Stratus Computer Inc.                    Vishay Intertechnology
Rollins Inc.                                      Structural Dynamics                      Vons Companies Inc.
RP Scherer Corp                                      Research Corp.                        Vulcan Materials Company
RPM Incorporated                                  Stryker Corporation                      Waban Inc.
Ruddick Corporation                               Sunamerica Inc.                          Wallace Computer Services Inc.
Savannah Food Inc.                                Sundstrand Corporation                   Washington Gas Light Company
Sbarro Incorporated                               Superior Industries International        Washington Post Company
Scana Corporation                                 Surgical Care Affiliates Inc.            Watts Industries Inc.
   Holding Company                                Symantec Corporation                     Wausau Paper Mills Company
Scholastic Corp                                   Symbol Technologies Inc.                 Weatherford International Inc
Seagull Energy Corporation                        Tambrands Inc.                           Wellman Inc.
Sealed Air Corporation                            TCA Cable TV Incorporated                West One Bancorp.
Segate Technology Inc.                            Teco Energy Inc.                         Western Publishing Group Inc.
Sensormatic Electronics                           Tecumseh Products Co.                    Wilmington Trust Corporation
   Corporation                                    Teleflex Incorporated                    Wisconsin Energy Corp.
Sequa Corporation, Class A                        Telephone and Data Systems Inc.             Holding Co.
Sequent Computer Systems Inc.                     Teradyne Inc.                            Witco Corporation
Service Merchandise Company Inc.                  Thermo Electron Corporation              Worldcom Inc.
Shaw Industries Inc.                              Thiokol Corporation                      WPL Holdings Inc.
Sizzler International Inc.                        Tidewater Inc.                           Xilinx Inc.
Smith International Inc.                          Tiffany and Company                      York International Corporation

                                   SCHEDULE C

               (STOCKS INCLUDED IN THE WILSHIRE SMALL CAP INDEX)


20th Century Inds Cal                     Carpenter Technology Corporation              Gaylord Cont ClA
A.T. Cross Company                        Catellus Development Corporation              Gencorp Inc.
Acclaim Entertainment                     Cato Corporation                              Geotek Communications Inc.
Acuson Corporation                        Centex Corporation                            Gerber Scientific Inc.
ACX Technologies Inc.                     Centocor Inc.                                 Gibson Greetings Inc.
Advanced Technology                       Central Hudson Gas and                        Giddings and Lewis Inc. Dep Shrs
   Laboratories Inc                          Electric Corp                              Glendale Federal Bank
Advanced Tissue Sciences Inc.             Charming Shoppes Inc.                         Global Marine Inc.
Air and Water Technologies Corp.          Chemed Corporation                            Global Village Communications
Airborne Freight Corporation              Chesapeake Corporation                        Goulds Pumps Incorporated
AK Steel Holding Corp                     Cheyenne Software Inc.                        Grand Casinos Inc.
Alaska Air Group Inc.                     Chiquita Brands Intl Inc                      Great Financial Corp.
Albany International Corp. Cl. A          Chris Craft Industries Inc.                   H.B. Fuller Company
Alex Brown Incorporated                   Cilcorp Inc Holding Company                   Haemonetics Corporation
Allwaste Inc.                             Cincinnati Milacron Inc.                      Handleman Company
American Bankers Insurance                City National Corporation                     Handy and Harman
   Group Inc                              Clarcor Inc.                                  HECLA Mining Company
Ametek Inc                                Cobra Golf                                    Herbalife Int'l Inc.
Amsco International Inc.                  Collective Bancorp, Inc.                      Home Financial Corp Del H
Angelica Corporation                      Comdisco Inc.                                 Home Shopping Network Inc.
Argosy Gaming Company                     Compass Bancshares                            HON Industries Inc
Arnold Industries Inc.                    CompUSA Inc.                                  Houghton Mifflin Company
Arvin Industries Inc.                     Cone Mills Corp.                              IES Industries Inc.
AST Research Inc.                         Cordis Corporation                            Information Resources Inc.
Astoria Financial Corp                    Credence Systems Corp                         Integon Corporation
Aura Systems Inc.                         Cyrix Corp                                    Integrated Health Services
Avid Technology Inc.                      Data General Corporation                      Intelligent Electronics Inc.
Baldor Electric Company                   Dauphin Deposit Corporation                   International CableTel
Ballard Medical Products                  Diagnostic Products Corporation               International Dairy Queen Inc
Banta Corp.                               Donaldson Company Inc.                        International Multifoods
Bassett Furniture Industries Inc          Dress Barn Inc.                                  Corporation
Beckman Instruments Inc.                  Dreyers Grand Ice Cream Inc.                  Interstate Bakeries Corporation
Bed Bath & Beyond                         Duty Free International Inc.                  J.B. Hunt Transport Services Inc.
Bell Bancorp                              Eagle Hardware and Garden Inc.                John Alden Financial Corp
Bergen Brunswig Corporation               Eastern Utilities Associates                  Jones Apparel Group Inc.
Bic Corporation                           Electronics for Imaging                       Kaman Corporation
Birmingham Steel Corporation              Exabyte Corporation                           Kaufman and Broad Home Corp.
BJ Services Company                       Federal Mogul Corporation                     Kellwood Company
Blair Corporation                         First American Corp. of Tennessee             Kennametal Inc
Block Drug Company                        First Commerce Corp of                        Kimball International Inc
Brown Group Inc.                             New Orleans                                LA Z Boy Chair Company
Brush Wellman Inc.                        Flower Industries Inc.                        Lands End Inc.
BWIP Holding Inc. Cl A                    Fore Systems Inc.                             Lattice Semiconductor
Calgon Carbon Corp.                       Foremost Corporation of America               Lawson Products Inc
California Federal Savings                Fourth Financial Corporation                  Lawter International Inc.
   Bank Cl A                              Foxmeyer Health Corp                          LCI International Inc.
Carlisle Companies Inc.                   Fred Meyer Inc.                               Lennar Corporation
   Holding Co.                            FTP Software Inc.                             Liberty Corporation

Life Partners Group Inc.                       Pogo Producing Company                   Standard Products Company
Life Re Corporation                            Premier Bancorp Inc.                     Standard Register Company
Life USA Holding, Inc.                         Presstek Inc                             Stanhome Incorporated
Long Island Bancorp                            Public Service Company of                Starbucks Corporation
Lubys Cafeterias Inc.                             New Mexico                            Sterling Chemicals
MacFrugals Bargains Close                      Pulitzer Publishing Co.                  Structural Dynamics
   Outs Inc.                                   Pulte Corporation                           Research Corp.
Macromedia Inc.                                Pyxis Corporation                        Summit Bancorporation
Maxxam Inc.                                    Quaker State Corporation                 Summit Technology Inc.
MDU Resources Group Inc.                       Quantum Corporation                      Sunshine Mining Company
Measurex Corporation                           Ralcorp Holdings Inc.                    Superior Industries International
Medic Computer System Inc.                     Reliance Group Holdings Inc.             Surgical Care Affiliates Inc.
Merisel, Inc.                                  Rigs National Corp Washington            Symbol Technologies Inc.
Michael Foods Inc.                             Rollins Inc.                             T. Rowe Price Associates Inc.
Mid Atlantic Medical Services                  Rollins Truck Leasing Corp.              TCA Cable TV Incorporated
Midwest Grain Products Inc.                    Roosevelt Financial Group                Teleflex Incorporated
Morrison Knudsen Corporation                   Ross Stores Inc.                         Thiokol Corporation
Morrison Restaurants Inc.                      Rowan Companies Inc.                     Tucson Electric Power Company
Nabors Industries Inc.                         Russ Berrie and Company Inc.             Tultex Corporation
NAC Re Corp                                    S3 Inc.                                  UGI Corporation
Nacco Industries Inc Holding                   Savannah Food Inc.                       United COS Financial Corp
   Co Cl A                                     Sbarro Incorporated                      US Long Distance Corp
NCH Corporation                                Seafield Capital Corp.                   Valley National Bancopr
Netmanage Inc.                                 Seagull Energy Corporation               Vanguard Cellular Systems Inc.
Network General                                Sequent Computer Systems Inc.            Ventritex Inc.
New England Business Service Inc.              Shared Medical Systems                   Verifone Inc.
Noram Energy Corp.                                Corporation                           VLSI Technology, Inc.
Octel Communications Corp.                     Shorewood Packaging Corp.                Wallace Computer Services Inc.
OMI Corporation                                Sierra Pacific Resources                 Washington Energy Company
Onbancorp                                         Holding Co.                           Washington National Corporation
Oneok Inc.                                     Silicon Valley Group Inc.                Wausau Paper Mills Company
Orange and Rockland Utilities Inc.             Sizzler International Inc.               West Company Incorporated
Oshkosh B Gosh Inc.                            Smith International Inc.                 Western Digital, Corp
Overseas Shipholding Group Inc.                Sotheby's Holdings, Inc. (Class A)       Western National Corp.
Pegasus Gold Inc.                              Southdown Incorporated                   Western Publishing Group Inc.
Pentair Inc.                                   Southern Indiana Gas and                 Westpoint Stevens Inc.
Peoples Bk Bridgeport                             Electric Co                           Yellow Freight System Inc
Perrigo Company                                Southwest Gas Corporation                Zenith National Insurance Corp
Petrolite Corporation                          Southwestern Energy Company              Zurn Industries Inc.
PHH Group Inc.                                 Standard Federal Bancorporation
Pittston Services Group                           Inc. Holding Co.

                                   SCHEDULE D


The beta measurements used in the Combined Prospectus were calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

   Beta equals  n(SIGMA)xy - ((SIGMA)x)((SIGMA)y)
                ---------------------------------
                n(SIGMA)x2 - ((SIGMA)x)2

           Where
           y equals= the Fund's monthly total returns in the period x equals= the Index's monthly total returns in the period

-------------------------------------------------------------------------------

                               THE GATEWAY TRUST

-------------------------------------------------------------------------------

                                                        Registration Statement
                               Securities Act of 1933 Registration No. 2-59895
                     Investment Company Act of 1940 Registration No. 811-02773


                                CINCINNATI FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of the Cincinnati Fund dated May 1, 1997, A copy of the Prospectus may be obtained from the Fund by written or telephone request directed to the Fund at the address or the telephone number shown below.


-------------------------------------------------------------------------------

                                 P. O. BOX 5211
                          CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION......................................................

  General Information About The Gateway Trust.....................

INVESTMENT PRACTICES AND RESTRICTIONS.............................

  General.........................................................

  Investment Restrictions.........................................

PERFORMANCE AND RISK INFORMATION..................................

  Performance Information.........................................
      Total Return Calculations...................................

  Risk Information................................................
      Comparative Indexes.........................................
      Standard Deviation..........................................
      Beta........................................................

  Rankings and Comparative Performance Information................

SHAREHOLDER SERVICES..............................................

  Open Account....................................................

  Systematic Withdrawal Plan......................................

  Automatic Investment Plan.......................................

  IRAs............................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................

INVESTMENT ADVISORY AND OTHER SERVICES............................

  Gateway Investment Advisers, L.P................................

  Investment Advisory Contract....................................

  Custodian.......................................................

  Shareholder Servicing, Transfer, Dividend
    Disbursing and Financial Servicing Agent......................

  Brokerage.......................................................

ADDITIONAL TAX MATTERS............................................

  Federal Tax Matters.............................................

  State and Local Tax Aspects.....................................

TRUSTEES AND OFFICERS OF THE TRUST................................

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS...........

PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES.......................

SCHEDULE A........................................................

                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's Bylaws.

         At present, there are four series of the Trust:

             ---------------------------------------- ----------------------- ---------------------------------------------
                          NAME OF FUND                    DATE ORGANIZED                      FORMER NAMES
             ---------------------------------------- ----------------------- ---------------------------------------------
             Gateway Index Plus Fund                    1977                    Gateway Option Index Fund until March,
                                                                                1990; Gateway Option Income Fund until
                                                                                February, 1988; Gateway Option Income
                                                                                Fund, Inc. until May, 1986

             Gateway Mid Cap Index Fund                 July 1992               Gateway Capital Fund until December, 1993

             Gateway Small Cap Index Fund               April 1993              None


             Cincinnati Fund                            November 1994           None
             ---------------------------------------- ----------------------- ---------------------------------------------

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus (the "Cincinnati Prospectus"). The Cincinnati Fund has a separate Statement of Additional Information. The other three funds have a combined Statement of Additional Information.

         Gateway Investment Advisers, L.P. (the "Adviser") acts as the Fund's investment adviser.

                     INVESTMENT PRACTICES AND RESTRICTIONS

GENERAL

         The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and, in addition, cash received from the sale of the Fund's shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to the Fund that may not be changed without a vote of shareholders of the Fund. Under these policies, the Fund may not:

         1. purchase any security if as a result the Fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         2. purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4.     make short sales of securities or maintain a short position,
                (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the Fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                It is the present intention of management that the Fund will not purchase additional portfolio securities at any time when its borrowing exceeds 5% of its total assets. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in the Fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

         7. purchase or retain securities of any company if officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell
                (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

         10. make investments for the purpose of exercising control or management.

         11. participate on a joint or joint and several basis in any trading account in securities.

         12. purchase any security restricted as to disposition under the Federal securities laws.

         13. invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         14. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities and other securities which for purposes of this calculation are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

                All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17.    concentrate the investments of the Fund in a single industry.

         18.    write, purchase or sell puts, calls or combinations thereof.

         19. buy or sell commodities, commodities futures contracts or commodities options contracts.

         The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.


         In addition to these fundamental policies, the Fund may not invest more than 15% of the Fund's net assets in "illiquid assets."

         Although the practices described in paragraphs 4, 5 and 6, above, could involve more than 5% of a Fund's assets, the Adviser has no current intention of causing the Fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

     P (1 + T)n = ERV where:   T   =  Average annual total return
                               n   =  Number of years and portion of a year
                               ERV =  Ending redeemable value (of an initial
                                      hypothetical $1,000 investment) at the
                                      end of the period
                               P   =  $1,000 (the hypothetical initial
                                      investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date of the initial public offering will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

RISK INFORMATION

         In evaluating the performance of any investment including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.

         COMPARATIVE INDEXES

         The performance and risk of the Fund may be compared to the performance and risk of the S&P 500 Index and the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of the Fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the Fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA

         Beta analyzes the market risk of the Fund by showing how responsive the Fund is to the market as defined by an index. Beta is a comparative measure of the Fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is
1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets. Beta is the slope of the "least square line" which compares the Fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services. Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemption, and share balance in the investor's open account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued to an investor.

         Upon opening an account, the investor may elect any of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. The Fund presently bears all expenses of its Open Accounts but reserves the right upon notice to establish a maintenance charge in the future.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of an investor's account is at least $5,000, an investor can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by an investor. A sufficient number of shares in the investor's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If an investor establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of Fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. An investor can make arrangements to use the Systematic Withdrawal Plan (or discontinue use of the Plan) by contacting Shareholder Services at
(800) 354-5525.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of the Fund may be purchased on a regular monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such funds transferred automatically from an investor's checking account to the Trust for purchase of shares. An investor can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-5525.

IRAS

         Investors may purchase shares of the Fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA which can be adopted by an investor and which is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of such Gateway-sponsored IRAs is Star Bank. Investors can obtain forms to establish IRAs by calling Shareholder Services at (800) 354-5525.


         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about IRA's, please refer to your IRA Investment Kit which you can receive by calling the phone number above.

         An investor may make a direct transfer of assets from one IRA to another by directing the existing IRA custodian or trustee to transfer directly to a new IRA investing in Gateway fund shares the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that an investor can use to make direct IRA transfers.

         A Gateway-sponsored IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway-sponsored IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.

                  ABA #042-0000-13
                  Cincinnati, Ohio

                  Name (insert shareholder name)
                  Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, Ohio 45201-5211

         An investor can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in an IRA. The deposit must be delivered in person or mailed to Gateway at the above address within sixty days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a sixty-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.


         To make a withdrawal from a Gateway-sponsored IRA, an investor should contact Shareholder Services at (800) 354-5525.


         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust to IRAs, SEP-IRAs, retirement, pension or profit-sharing plans, including 401(k) plans.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Additional Shares" and "How To Sell Shares" in the Cincinnati Prospectus. Shares of the Fund are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of the Fund is included in the Cincinnati Prospectus under the caption "How Fund Shares Are Priced."

            Certificates for shares of the Fund will not be issued.


         The minimum initial investment is $1,000 ($500 for IRA's) and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to reject any purchase order of the Fund.


         There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter sixty days prior to redeeming the shareholder's account(s).

         The Trust may automatically redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the sixty-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the Fund are not available for purchase at the time the aggregate value of the account(s) falls below $800.

         The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the sixty-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions (on the date of receipt by the Servicing Agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either: (a) on the written request for redemption, (b) on a stock power which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (c) if any emergency exists as defined by the Commission so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable, or (d) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act., which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90 day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

                     INVESTMENT ADVISORY AND OTHER SERVICES


GATEWAY INVESTMENT ADVISERS, L.P.


         Gateway Investment Advisers, L.P. (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and
J. Patrick Rogers, portfolio manager of the funds of the Trust, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary Preston who is employed by Alex. Brown & Sons Incorporated as a Managing Director.


INVESTMENT ADVISORY CONTRACT

         The Trust has retained the Adviser under an investment advisory contract ("Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Fund. The Adviser Contract for the Fund became effective on December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.

         Pursuant to the Fund's advisory contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments, (ii) office space, telephones, and other office equipment, and (iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the Fund, (ii) expenses of printing and distributing all of the Fund prospectuses and related documents to prospective stockholders, and
(iii) association membership dues (other than for the Investment Company Institute). The advisory contract further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Fund's advisory contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include fees and expenses of trustees not employed by the Adviser; expenses of printing and distributing all of the Trust's prospectuses to current shareholders of the Trust; expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications; interest expense, taxes, fees and commissions (including brokerage commissions) of every kind; expenses related to repurchases and redemptions of shares; charges and expenses of custodians, transfer agents, dividend disbursing agents and registrars; expenses of valuing shares of each fund; printing and mailing costs other than those expressly assumed by the Adviser; auditing, accounting and legal expenses; expenses incurred in connection with the preparation of reports to shareholders and governmental agencies; expenses of shareholder meetings and proxy solicitations; insurance expenses; and all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto. A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contracts of the funds, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser, the Fund pays the Adviser a management fee computed at an annual rate of 0.50% of the average daily net asset value of the Fund.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed 2.0% of the Fund's average daily net asset value for such year, the advisory contract requires the Adviser to bear all such excess expenses up to the amount of the advisory fees. Each month the investment advisory fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitation, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate advisory fee paid by the Fund to the Adviser for such year.

         The Fund's advisory contract further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The advisory contract contemplates that the Adviser may act as an investment manager or adviser for others.

         The Fund's advisory contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contract, and by vote of the shareholders of the Fund.

         The Fund's advisory contract may be terminated, upon sixty-days' written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the Fund or (iii) by the Adviser. The advisory contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

          The Fund's advisory contract provides that it will continue in effect until December 31, 1997, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved, in advance, (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the advisory contract or interested persons of a party to the advisory contract (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.



         The following table shows the management fees earned by the Adviser for providing services to the Cincinnati Fund. It also shows the amount of the fees waived by the Adviser for the year ended December 31, 1996, 1995 and for the period from November 7, 1994 through December 31, 1994.



------------------------- ------------------------
     FEE AND WAIVER           CINCINNATI FUND
------------------------- ------------------------
 1996 Fee Earned                    $37,585
 1996 Fee Waived                    $26,264
                                    -------
 1996 Fee Paid                      $11,321
 1995 Fee Earned                    $23,429
 1995 Fee Waived                    $23,429
                                    -------
 1995 Fee Paid                           00

 1994 Fee Earned                     $2,191
 1994 Fee Waived                      2,191
                                      -----
 1994 Fee Paid                           00
------------------------- ------------------------


CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL SERVICING
AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend

Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of Fund's shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust's current prospectuses.


         The Fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. The Fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The processing expenses cannot exceed 0.2% of the Fund's average net assets. In addition, the Fund pays the Servicing Agent a monthly fee of $4,000 for the financial and administrative services it provides. For the year ended December 31, 1996, the Adviser earned $636,835 in its capacity as Servicing Agent to all four funds of the Trust.

                                   BROKERAGE

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transaction where the most favorable combination of price and execution services are available ("best execution"), , except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the best execution, the Adviser, in the Fund's best interests, considers all relevant factors, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services have been higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients may be used by the Adviser for the benefit of the Trust.

         The advisory contract provides that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and (4) services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.


For the years ended December 31, 1996, 1995, and 1994, the Fund paid $3,470.28, $3,534.20 and $4,332, respectively, in brokerage commissions.


                             ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Cincinnati Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

         The Fund is treated as a separate association taxable as a corporation.

         The Fund intends to meet the requirements of the Internal Revenue
Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test requires that no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits a fund's ability to deal with investments held less than three months.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax advisor. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax advisor as to the status of his shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.


         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 52.

         *J. Patrick Rogers, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; President of the Trust since 1997; President of the Company since 1995; portfolio manager of the funds; co-manager of the funds prior to 1997; various senior management positions and offices held with the Trust, the Company and the Adviser since 1989. Age 33.

         Stefen F. Brueckner, Anthem Companies, Inc., 120 Monument Circle, Mail Location #M4C, Indianapolis, Indiana 46204; Trustee of the Trust since October 1992; Director, President and Chief Operating Officer, Anthem Companies, Inc. since 1995. Prior thereto, Director and President of Community Mutual Insurance Company (health insurer) since 1991; and various management positions since 1986. Director of Anthem Health and Life Insurance Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries. Age 47.


         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research). Age 51.


         Beverly S. Gordon, 8591 Woodbrier Drive, Sarasota, Florida 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 66.

         R.S. (Dick) Harrison, 4040 Mt. Carmel Road, Cincinnati, Ohio 45144; Trustee of the Trust since April 1996 and from 1977 through 1982; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, Ohio. Director of Sencorp and Anderson Bank of Cincinnati, Ohio and Trustee of Kenyon College. Age 65.


         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 68.

         *Geoffrey Keenan, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Vice President of the Trust since April 1996; Chief Operations Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operations Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 38.


         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Treasurer of the Trust since October, 1995; Chief Financial Officer of the Adviser since 1996; Comptroller of the Adviser from October 1995 to December 1996; Audit Manager and Senior Manager, Price Waterhouse from September,

1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1991. Age 31.

         *Donna M. Squeri, 400 TechneCenter Drive, Suite 220 Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co., a registered investment advisor, from October, 1984 to September, 1993. Age 37.

         *Messrs. Sall, Rogers, Keenan, Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall is an "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, Stewart and Ms. Squeri each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for service during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1996.



----------------------------------------------
                     Total Compensation
Name of  Trustee          from Trust
----------------------------------------------
Stefen F. Brueckner      $  8,200.00


Kenneth A. Drucker       $  9,800.00

Beverly S. Gordon        $  6,600.00

R. S. Harrison           $  3,300.00

Walter G. Sall           $      0.00


William H. Schneebeck    $  9,800.00
----------------------------------------------


            INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS


         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, will serve as independent public accountants of the Trust. Arthur Andersen LLP will perform an annual audit of the funds' financial statements, prepares the funds' tax returns and provides financial, tax and accounting consulting servicess requested. The financial statement and notes thereto of the Fund, together with the report thereon of Arthur Andersen LPP dated January 17, 1997 are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

                  PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES


         As of x, the Cincinnati Fund had x of its shares outstanding, out of an unlimited number of authorized shares. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the approximate amounts of the Cincinnati Fund's outstanding shares indicated below.


        ----------------------------------------------------------------- ----------------------------- -------------------------
                           NAME AND ADDRESS OF OWNER                            NUMBER OF SHARES            PERCENT OF CLASS
        ----------------------------------------------------------------- ----------------------------- -------------------------
        Trustees and officers of the Trust as a group

        Adviser Officers & Directors as a group
        ----------------------------------------------------------------- ----------------------------- -------------------------



As of February 4, 1997, the Adviser held in a fiduciary capacity 76,781 (12.38%)of the outstanding shares of the Cincinnati Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

                                   SCHEDULE A

The beta measurements that may be used in the Cincinnati Prospectus will be calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

[GRAPHIC OMITTED]

Where y = the Fund's monthly total returns in the period x = the benchmark index's monthly total returns in the period

                           PART C: OTHER INFORMATION

24.     Financial Statements and Exhibits

        (a)     Financial Statements:

                (1) Financial Highlights for the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund and the Cincinnati Fund are included in Part A.


                (2) The following documents are incorporated by reference to The Gateway Trust's 1996 Annual Report to Shareholders of the Gateway Index Plus Fund.

                             *    Report of Independent Public Accountants

                             *    Portfolios of Investments, December 31, 1996

                             *    Statements of Assets and Liabilities,
                                  December 31, 1996

                             * Statements of Operations for the Year Ended December 31, 1996

                             *    Statements of Changes in Net Assets

                             *    Financial Highlights

                             *    Notes to Financial Statements,
                                  December 31, 1996

                (3) The following documents are incorporated by reference to The Gateway Trust's 1996 Annual Report to Shareholders of the Gateway Mid Cap Index Fund and the Gateway Small Cap Index Fund.

                             *    Report of Independent Public Accountants

                             *    Portfolio of Investments, December 31, 1996

                             *    Statement of Assets and Liabilities,
                                  December 31, 1996

                             *    Statement of Operations for the Year
                                  Ended December 31, 1996

                             *    Statements of Changes in Net Assets

                             *    Financial Highlights

                             *    Notes to Financial Statements,
                                  December 31, 1996

                (4) The following documents are incorporated by reference to The Gateway Trust's 1996 Annual Report to Shareholders of the Cincinnati Fund.

                             *    Report of Independent Public Accountants

                             *    Portfolio of Investments, December 31, 1996

                             *    Statement of Assets and Liabilities,
                                  December 31, 1996

                             *    Statement of Operations for the year
                                  ended December 31, 1996

                             *    Statements of Changes in Net Assets

                             *    Financial Highlights

                             *    Notes to Financial Statements,
                                  December 31, 1996

        (b)     Exhibits:

                (1)(a) Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 22 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 26, 1993.

                (1)(b) Amendment No. 1 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (1)(c) Amendment No. 2 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 25 (Investment Company Act No. 23) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1994.

                (1)(d) Amendment No. 3 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (1)(e) Amendment No. 4 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (1)(f) Amendment No. 5 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.


                (2) Registrant's By-Laws as restated dated October 29, 1996 are attached hereto.

                (3)      None.

                (4)      None.


                (5)(a) Investment Advisory Contract between the Gateway Index Plus Fund and Gateway Investment Advisers, L.P. is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 29 (Investment Company Act No. 27) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 29, 1996.

                (5)(b) Investment Advisory Contract between the Gateway Mid Cap Index Fund and Gateway Investment Advisers, L.P. is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 29 (Investment Company Act No. 27) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 29,

                         1996.

                (5)(c) Investment Advisory Contract between the Gateway Small Cap Index Fund and Gateway Investment Advisers, L.P. is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 29 (Investment Company Act No. 27) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 29, 1996.

                (5)(d) Investment Advisory Contract between the Cincinnati Fund and Gateway Investment Advisers, L.P. is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 29 (Investment Company Act No. 27) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 29, 1996.


                (6)      None.

                (7)      None.

                (8)(a) Custodian Contract between Registrant and The First National Bank of Cincinnati, N.A. (now Star Bank) with respect to the Gateway Option Index Fund (now the Gateway Index Plus Fund) is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 13 (Investment

                         Company Act No. 11) to Registration Statement
                         No. 2-59895 filed with the Securities and Exchange Commission on April 16, 1986.

                (8)(b) Custodian Contract between Registrant and Star Bank with respect to the Gateway Capital Fund (now the Gateway Mid Cap Index Fund) is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 22 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on

                         February 26, 1993.

                (8)(c) Custodian Contract between Registrant and Star Bank with respect to the Gateway Small Cap Index Fund is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (8)(d) Custodian Contract between Registrant and Star Bank with respect to the Gateway Cincinnati Fund is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (9)(a) Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent Contract between Registrant and Gateway Investment Advisers, Inc. with respect to the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund, effective January 1, 1994, is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 25 (Investment Company Act No. 23) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1994.

                (9)(b) Amendment to Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent Contract with respect to the Cincinnati Fund and dated October 14, 1994, is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.


                (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A. which is filed with Registrant's Form 24F-2 for the year ending December 31, 1996 is hereby incorporated by reference.

                (11)     Consent of Arthur Andersen LLP is filed herewith.

                (12)     None.

                (13)     None.


                (14)(a) Registrant's Model Individual Retirement Account Plan is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (15)     None.

                (16) Included in Statement of Additional Information filed herewith.


                (17)    None.

                (18)     None.


ITEM 25.        Persons Controlled by or Under Common Control with Registrant

                None

ITEM 26.        Number of Holders of Securities (as of February 1, 1997)

                  Title of Class                      # of Accounts
                  --------------                      -------------
                  Gateway Index Plus                         7,540
                  Gateway Mid Cap Index                        315
                  Gateway Small Cap Index                      825
                  Cincinnati Fund                            1,336

ITEM 27.        Indemnification

                The Second Amended Agreement and Declaration of Trust of the Registrant dated as of December 29, 1992 (the "Declaration of Trust"), provides for the indemnification of the trustees, officers, employees and agents of the Registrant. Such indemnification is mandatory to the extent that such trustee, officer, employee or agent is successful on the merits or otherwise in defense of any claim, issue or matter arising out of any action, suit or proceeding. In all other cases, trustees, directors, officers, employees and agents of the Registrant may be indemnified by the Registrant provided that the requirements for such indemnification set forth in the Declaration of Trust are fulfilled. These indemnification provisions, which were amended by vote of the shareholders in October 1990 and became effective on January 30, 1991, generally follow the indemnification provisions authorized by Ohio law for Ohio corporations as of May 1986, but include supplemental provisions designed to comply with requirements of the Investment Company Act of 1940.

                The Registrant will not indemnify any person if such indemnification would be unlawful under the Securities Act of 1933 or the Investment Company Act of 1940.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.        Business and Other Connections of Investment Adviser

                Gateway Investment Advisers, L.P. (the "Adviser") the general partner of which is Gateway Investment Advisers, Inc. (the "GIA") is the investment adviser to the Trust and to other individually managed accounts as well. The limited partner of the Adviser, Alex. Brown Investments Incorporated ("ABII") is a wholly-owned subsidiary of Alex. Brown Incorporated. ABII's primary function is to acquire investment interests in various entities for investment purposes only.

ITEM 29.        Principal Underwriters

                None.

ITEM 30.        Location of Accounts and Records

                Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Gateway Investment Advisers, L.P., located at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150.

ITEM 31.         Management Services

                 None.

ITEM 32.         Undertakings

                 The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milford and the State of Ohio on the 28th day of February, 1997.

                                         THE GATEWAY TRUST

                                         By: /s/ Walter G. Sall
                                            -----------------------------
                                                 Walter G. Sall, Chairman

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Dated:   February 28, 1997                   /s/ Walter G. Sall
                                            -----------------------------
                                                 Walter G. Sall, Chairman

Dated:   February 28, 1997                   /s/ Paul R. Stewart
                                            -----------------------------
                                                 Paul R. Stewart,
                                                 Treasurer and Principal
                                                 Accounting Officer

Robert S. Harrison, Trustee
Stefen F. Brueckner, Trustee
Kenneth A. Drucker, Trustee
Beverly S. Gordon, Trustee               By: /s/ Walter G. Sall
                                            -----------------------------
                                                 Walter G. Sall,
                                                 Attorney in Fact
William H. Schneebeck, Trustee              Dated: February 28, 1997
Walter G. Sall, Trustee, Chairman
  and Principal Executive Officer

                                Securities Act of 1933 Registration No. 2-59895
                      Investment Company Act of 1940 Registration No. 811-02773


                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 30


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                        Post-Effective Amendment No. 28


                               THE GATEWAY TRUST



                          ---------------------------


                                    EXHIBITS

                          ---------------------------

                                 EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION OF EXHIBIT               EXHIBIT TAG

    2                   Restated Bylaws                           Ex-99.B2

   11                   Consent of Arthur Andersen LLP            Ex-99.B11

   99                   Powers of Attorney                        Ex-99.POA